UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material under § 240.14a-12

RING ENERGY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2022 PROXY STATEMENT

Ring Energy, Inc. (NYSE American: REI) is a growth oriented independent oil and natural gas company headquartered in The Woodlands, Texas. It is focused on the acquisition, exploration and development of high-quality, oil and liquids rich assets in the Permian Basin of Texas and New Mexico, which is recognized as the top producing oil basin in North America. Formed in 2012, Ring Energy has aggressively sought to acquire select low decline, long-life hydrocarbon producing properties with highly economic drilling opportunities that can be developed in future years. With over 100 years of combined industry experience in most of the oil and gas producing basins in the United States, coupled with the careful application of new and emerging geoscience, engineering, drilling and completion technologies, and long-established industry relationships, REI remains focused on creating stockholder value using proven strategies.

1 2022 PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS DATE: June 2, 2022 TIME: 10:00 a.m. Central Daylight Time PLACE: Main Floor Meeting Rooms A and B 1725 Hughes Landing Blvd., The Woodlands, TX 77380 RECORD DATE FOR STOCKHOLDERS ENTITLED TO VOTE: April 5, 2022 02 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Ring Energy, Inc., a Nevada corporation (“Ring” or the “Company”), will be held on June 2, 2022, at 10:00 a.m., Central Time, in Ring’s office building, located at 1725 Hughes Landing Blvd., The Woodlands, TX 77380. You will be asked to consider and to approve the following proposals: Elect Seven Nominated Directors Included in the Proxy Statement to Serve on our Board Approve on a Non-Binding, Advisory Basis, the Compensation of our Named Executive Officers Ratify the Appointment of Grant Thornton Llp as our Independent Registered Public Accounting Firm This proxy statement and accompanying proxy card are being mailed to our stockholders on or about April 30, 2022. Our Annual Report on Form 10-K (the “Annual Report”) covering the year ended December 31, 2021 is enclosed, but does not form any part of the materials for solicitation of proxies. The Notice of Annual Meeting and Proxy Statement herein provide further information on the Company’s performance and corporate governance and describe the matters to be presented at the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our offices during normal business hours for a period of ten (10) calendar days prior to the Annual Meeting and will also be available during the Annual Meeting for inspection by our stockholders. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ACCOMPANYING ENVELOPE, OR VOTE YOUR SHARES USING THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS PROVIDED. We thank you for your continued support and look forward to seeing you at the Annual Meeting. By Order of the Board of Directors, /s/ Travis T. Thomas Travis T. Thomas Executive Vice President, Chief Financial Officer, Corporate Secretary & Treasurer IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2022 The Notice of Annual Meeting, Proxy Statement, and Annual Report to Stockholders for the year ended December 31, 2021, are available on Ring Energy, Inc.’s website at www.ringenergy.com. The Woodlands, Texas April 28, 2022

RING ENERGY

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2022 PROXY STATEMENT

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4 RING ENERGY DEAR FELLOW STOCKHOLDERS, On behalf of the Board of Directors of Ring Energy, Inc., we are happy to invite you to our 2022 Annual Meeting of Stockholders, which will take place on June 2, 2022 at 10:00 AM Central Daylight Time in meeting rooms A and B on the ground floor of our office building located at 1725 Hughes Landing Blvd., The Woodlands, Texas. We were pleased with our overall operational and financial results for 2021. Contributing to our success was the significant improvement in the macro-economic backdrop as global demand for crude oil began to materially increase in late 2020. To capitalize on an improving oil price environment, in December 2020, we reinitiated our drilling efforts. The result was our successful 2021 development program of drilling 11 wells and completing 13 wells. In addition, we reduced future costly workovers and long- term operating costs by converting 25 wells from downhole electrical submersible pumps to rod pumps (“CTRs”). Finally, we continued to pursue and execute on initiatives to drive further operational efficiencies throughout our business. The combined result for full year 2021 was strong operating and free cash flow generation that was used to help pay down $23 million of debt. We ended 2021 with almost $62 million of liquidity – a 52% increase from December 31, 2020. We want to thank all our workforce for their continued hard work and dedication, which helped drive our success in 2021. To further promote the long-term sustainability of our business, in 2021 we amended our bylaws and charters and changed the name of our “Nominating & Corporate Governance Committee” to “Nominating, Environmental, Social, and Governance Committee” to accurately reflect these priorities. In 2021 we formed a managerial task force composed of a cross-functional management-level team of employees that are responsible for evaluating risks and opportunities, developing policies, practices, information and communications, and providing reports to our Chairman & CEO and to the Board concerning Environmental, Social and Governance (“ESG”) matters.

5 2022 PROXY STATEMENT We invite you to review our Inaugural Sustainability Report we published in late 2021 (click here) to learn more about our performance and improvement initiatives, and our plans to drive further alignment with the various ESG reporting frameworks over time. Our efforts in 2022 remain focused on investing in our highest rate-of-return inventory to grow production, benefiting from higher operating cash flow assuming commodity prices remain strong, continuing to pay down debt, and further strengthening our balance sheet. Supported by a much-improved hedge position, in late January we initiated our 2022 continuous drilling program in which we intend to drill and complete between 25 and 33 wells and install related facilities and infrastructure. We will also continue our successful CTR and other capital workover programs and acquire additional leases. In short, we believe 2022 will be a transformational year for Ring and our stockholders through the continued pursuit of our value focused proven strategy. On behalf of Ring’s Board of Directors, executive management and employee team, thank you for your continued support. Your vote is very important to us, and we encourage you to review the enclosed proxy statement and to promptly vote so your shares are represented at the Annual Meeting. Best regards, Paul D. McKinney Chairman of the Board of Directors & Chief Executive Officer Anthony B. Petrelli Lead Independent Director Paul D. McKinney and Anthony B. Petrelli

6 RING ENERGY OUR COMPANY Ring Energy, Inc. is a growth oriented independent energy company engaged in oil and natural gas development, production, acquisition and exploration of high-quality, oil and liquids rich assets in the Permian Basin of Texas and New Mexico. OUR MISSION & VISION Ring’s mission is to deliver competitive and sustainable returns to its stockholders by developing, acquiring, exploring for, and commercializing oil and natural- gas resources vital to the world’s health and welfare. Successfully achieving Ring’s mission requires a firm commitment to operating safely in a socially responsible and environmentally friendly manner, while ensuring the Company conducts its business with honesty and integrity. The key principles supporting Ring’s strategic vision are: ■ Ensuring health, safety, and environmental excellence and a strong commitment to our employees and the communities in which we work and operate; ■ Continuing to generate free cash flow to improve and build a sustainable financial foundation; ■ Pursuing rigorous capital discipline focused on our highest returning opportunities; ■ Improving margins and driving value by continuously targeting additional operating cost reductions and capital efficiencies; and ■ Strengthening the balance sheet by steadily paying down debt, divesting of non-core assets and becoming a peer leader in Debt/EBITDA metrics.

7 2022 PROXY STATEMENT OUR STRATEGIC PRIORITIES Ring has historically capitalized on its low-risk, high-return asset base that is focused on the conventional San Andres reservoir in the Permian Basin, which is one of the most prolific hydrocarbon producing regions in the U.S. As compared to unconventional plays, the San Andres offers much lower initial year and terminal decline rates for production, which helps generate high rates of return and low breakeven economics of approximately $25 to $30 per barrel. The collective efforts of your management team are focused on creating stockholder value with Ring’s proven strategy. We are targeting a number of strategic initiatives that we believe will uniquely position Ring for continued operating and financial success, thereby enhancing long-term value for our stockholders. To accomplish these goals, we are committed to pursuing the following strategic priorities: Attract and retain high-quality people because achieving our mission will only be possible through our employees. It is critical to have compensation, development, and human resource programs that attract, retain and motivate the types of people we need to succeed. Pursue operational excellence with a sense of urgency, as we plan to deliver low cost, consistent, timely and efficient execution of our drilling campaigns, work programs and operations. This includes executing our operations in a safe and environmentally responsible manner, focusing on reducing our emissions, applying advanced technologies, and continuously seeking ways to reduce our operating cash costs on a per barrel basis. This objective is a foundational aspect of our culture and future success. Invest in high risk- adjusted rate-of- return projects. This will allow us to profitably grow our production and reserve levels and maximize free cash flow generation. Focus on generating free cash flow and strengthening our balance sheet by reducing debt through the use of excess cash from operations and potentially through proceeds from the sale of non-core assets. We believe remaining focused and disciplined in this regard will lead to meaningful returns for our stockholders and provide additional financial flexibility to manage potential future swings in the business cycle. Pursue strategic acquisitions that maintain or reduce our break-even costs, as well as improve our margins and operating costs. Financial strategies associated with these efforts will focus on delivering competitive debt-adjusted per share returns. This objective is key to delivering competitive returns to our shareholders on a sustainable basis.

8 RING ENERGY QUESTIONS AND ANSWERS ABOUT THE 2022 ANNUAL MEETING AND VOTING WHAT IS THE PURPOSE OF THE ANNUAL MEETING? At the Annual Meeting, our stockholders will act upon the matters outlined in the Notice, including (1) the election of seven directors named in this proxy statement to our Board, each for a term ending on the date of the 2023 annual meeting of stockholders or until their successors are duly elected and qualified (this proposal is referred to as the “Election of Directors”); (2) a non-binding, advisory vote to approve named executive officer compensation (this proposal is referred to as “Executive Compensation”); (3) the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (this proposal is referred to as the “Ratification of Grant Thornton”); and (4) the transaction of such other business as may arise that can properly be conducted at the Annual Meeting or any adjournment or postponement thereof. Additionally, management will report on our performance during the last fiscal year and respond to questions from our stockholders. WHAT IS A PROXY? A proxy is another person that you legally designate to vote your stock. If you designate a person or entity as your proxy in a written document, such document is also called a proxy or a proxy card. All duly executed proxies received prior to the Annual Meeting will be voted in accordance with the choices specified thereon and, in connection with any other business that may properly come before the meeting, in the discretion of the persons named in the proxy. WHAT IS A PROXY STATEMENT? A proxy statement is a document that regulations of the United States Securities and Exchange Commission (the “SEC”) require that we make available to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting. This proxy statement describes matters on which we would like you, as a stockholder, to vote and provides you with information on such matters so that you can make an informed decision. WHAT IS “HOUSEHOLDING”? One copy of the Notice, this proxy statement, and the Annual Report (collectively, the “Proxy Materials”) will be sent to stockholders who share an address, unless they have notified us that they want to continue receiving multiple packages. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householded mailing this year and you would like to have additional copies of the Proxy Materials mailed to you or you would like to opt out of this practice for future mailings, we will promptly deliver such additional copies to you if you submit your request in writing to Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd., Suite 900, The Woodlands, TX 77380, or by telephone by calling (281) 397-3699. You may also contact us in the same manner if you received multiple copies of the Proxy Materials and would prefer to receive a single copy in the future. The Proxy Materials are also available on our website: www.ringenergy.com.

9 2022 PROXY STATEMENT WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE SET OF VOTING MATERIALS? Despite our efforts related to householding, you may receive more than one set of Proxy Materials, including multiple copies of the proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card and a voting instruction card. Please complete, sign, date, and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted at the Annual Meeting. You can also vote your shares over the phone or Internet. Please see “HOW DO I VOTE MY SHARES?” below for more information. WHO IS ENTITLED TO NOTICE OF THE ANNUAL MEETING? Governing laws as well as our governance documents require our Board to establish a record date in order to determine who is entitled to receive notice of, attend, and vote at the Annual Meeting, and any continuations, adjournments, or postponements thereof. The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 5, 2022 (the “Record Date”). As of the Record Date, we had 100,192,562 shares of Common Stock outstanding. A list of all stockholders of record entitled to vote at our Annual Meeting is on file at our principal office located at 1725 Hughes Landing Blvd, Suite 900, The Woodlands, TX 77380, and will be available for inspection at the Annual Meeting. WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING? Subject to the limitations set forth below, stockholders at the close of business on the Record Date may vote at the Annual Meeting. If you are a beneficial owner of shares of Common Stock, you must have a legal proxy from the stockholder of record to vote your shares at the Annual Meeting. WHAT IS A QUORUM? A quorum is the presence at the Annual Meeting, in person or by proxy, of the holders of at least one-third of the shares of our Common Stock outstanding and entitled to vote as of the Record Date. There must be a quorum for the Annual Meeting to be held. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is reached. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of votes considered to be present at the Annual Meeting.

10 RING ENERGY WHAT ARE THE VOTING RIGHTS OF OUR STOCKHOLDERS? Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Annual Meeting. Neither our Articles of Incorporation (as amended, the “Charter”), nor our Bylaws (as amended, the “Bylaws”), allow for cumulative voting rights. WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A “STREET NAME” HOLDER? Most stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned in street name. ■ Stockholder of Record. If your shares are registered directly in your name with Standard Registrar and Transfer Company Inc., our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly or to vote in person at the Annual Meeting. ■ Street Name Stockholder. If your shares are held in a stock brokerage account or by a bank, fiduciary, or other nominee, you are considered the beneficial owner of shares held in “street name.” In this case, such broker, fiduciary, or other nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank, or nominee how to vote and are also invited to attend the Annual Meeting. If you hold your shares through a broker, bank, or other nominee, follow the voting directions provided by your broker, bank, or other nominee to vote your shares. Since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. HOW DO I VOTE MY SHARES? Stockholders of Record: Stockholders of record may vote their shares or submit a proxy to have their shares voted by one of the following methods: ■ By Written Proxy. You may indicate your vote by completing, signing, and dating your proxy card and returning it in the enclosed reply envelope. ■ In Person. You may vote in person at the Annual Meeting by completing a ballot; however, attending the Annual Meeting without completing a ballot will not count as a vote. ■ By Phone. Use any touch-tone telephone to call 1-800-690-6903 to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. ■ By Internet. Use the Internet to access www.proxyvote.com to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

11 2022 PROXY STATEMENT Street Name Stockholders: Street name stockholders may generally vote their shares or submit a proxy to have their shares voted by one of the following methods: ■ By Voting Instruction Card. If you hold your shares in street name, your broker, bank, or other nominee will explain how you can access a voting instruction card for you to use in directing the broker, bank, or other nominee how to vote your shares. ■ In Person with a Proxy from the Record Holder. You may vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank, or other nominee. Please consult the instruction card or other information sent to you by your broker, bank, or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting. If you are a stockholder of record, your shares will be voted by the management proxy holder in accordance with the instructions on the proxy card you submit. For stockholders who have their shares voted by submitting a proxy, the management proxy holder will vote all shares represented by such valid proxies as our Board recommends, unless a stockholder appropriately specifies otherwise. CAN I REVOKE MY PROXY OR CHANGE MY VOTE? Yes. If you are a stockholder of record, you can revoke your proxy at any time before it is voted at the Annual Meeting by doing one of the following: ■ Submitting written notice of revocation stating that you would like to revoke your proxy to Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd, Suite 900, The Woodlands, TX 77380, which must be received prior to the Annual Meeting; ■ Completing, signing, and dating another proxy card with new voting instructions and returning it by mail to Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd, Suite 900, The Woodlands, TX 77380 in time to be received, in which case the later submitted proxy will be recorded and earlier proxy revoked; or ■ Attending the Annual Meeting, notifying the inspector of election that you wish to revoke your proxy, and voting your shares in person at the Annual Meeting. Attendance at the Annual Meeting without submitting a ballot to vote your shares will not revoke or change your vote. If you are a beneficial or street name stockholder, you should follow the directions provided by your broker, bank, or other nominee to revoke your voting instructions or otherwise change your vote before the applicable deadline. You may also vote in person at the Annual Meeting if you obtain a legal proxy from your broker, bank, or other nominee as described in “How do I vote my shares” above.

12 RING ENERGY WHAT ARE ABSTENTIONS AND BROKER NON-VOTES? An abstention occurs when the beneficial owner of shares, or a broker, bank, or other nominee holding shares for a beneficial owner, is present, in person or by proxy, and entitled to vote at the meeting, but fails to vote or voluntarily withholds its vote for any of the matters upon which the stockholders are voting. If you are a beneficial owner and hold your shares in “street name,” you will receive instructions from your broker, bank, or other nominee describing how to vote your shares. If you do not instruct your broker or nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NYSE American LLC (the “NYSE American”). There are non-discretionary matters for which brokers, banks, and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. If a broker, bank, or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, banker, or other nominee should vote your shares, then the broker, bank, or other nominee indicates it does not have authority to vote such shares on its proxy and a “broker non-vote” results. Although any broker non-vote would be counted as present at the Annual Meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters. If your shares are held in street name and you do not give voting instructions, the record holder will not be permitted to vote your shares with respect to Proposal 1 (Election of Directors), or Proposal 2 (Executive Compensation), and your shares will be considered broker non-votes with respect to these proposals. If your shares are held in street name and you do not give voting instructions, the record holder will have discretionary authority to vote your shares with respect to Proposal 3 (Ratification of Grant Thornton). WHAT VOTE IS REQUIRED FOR THE PROPOSALS TO BE APPROVED? ■ Proposal 1 (Election of Directors): To be elected, each nominee for election as a director must receive the affirmative vote of a plurality of the votes cast by the holders of our Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The director nominees who receive the most votes are elected. Votes may be cast in favor of or withheld from the election of each nominee. Abstentions and broker non-votes will have no effect on the outcome of this proposal. ■ Proposal 2 (Executive Compensation): To consider and vote upon, on a non-binding, advisory basis, a resolution to approve the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC. This advisory vote will be approved if it receives the affirmative vote of the holders of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Broker non-votes and abstentions will not affect the outcome of this proposal. ■ Proposal 3 (Ratification of Grant Thornton): Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, requires the affirmative vote of the holders of a majority of the votes cast by the holders of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Brokers will have discretionary authority to vote on Proposal 3 and, accordingly, there will be no broker non-votes for this proposal. Abstentions will not affect the outcome of this proposal.

13 2022 PROXY STATEMENT HOW DOES THE BOARD RECOMMEND THAT I VOTE? Our Board recommends a vote: ■ FOR each of the nominees for director; ■ FOR non-binding, advisory approval of named executive officer compensation; and ■ FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. WHAT HAPPENS IF I PROVIDE MY SIGNED PROXY BUT DO NOT SPECIFY HOW I WANT MAY SHARES TO BE VOTED, OR IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE ANNUAL MEETING? If you provide us your signed proxy but do not specify how to vote, we will vote your shares as follows: Proposal 1. FOR the election of each director nominee; Proposal 2. FOR the approval, on an advisory basis, of the compensation of our named executive officers; and Proposal 3. FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. As of the date of this proxy statement, we do not expect any additional matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the proxy holder will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE ANNUAL MEETING? We will bear all expenses of soliciting proxies. We have engaged Broadridge Financial Solutions, Inc. to aid in the distribution of proxy materials and to provide voting and tabulation services for the Annual Meeting. Directors, officers, and employees will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses in connection with any solicitation. In addition, we may reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons representing beneficial owners of our Common Stock for their reasonable expenses in forwarding solicitation material to such beneficial owners. MAY I PROPOSE ACTIONS FOR CONSIDERATION AT THE 2023 ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS? You may submit proposals for consideration at future stockholder meetings, including director nominations. Please read “Stockholder Proposals and Director Nominations for the 2023 Annual Meeting” for information regarding the submission of stockholder proposals and director nominations for consideration at next year’s annual meeting.

14 RING ENERGY OUR 2021 PERFORMANCE HIGHLIGHTS Our multi-faceted initiatives throughout 2021 significantly contributed to our financial performance for the year. Key highlights included: $3.3MM Net Income $83.3MM Adjusted EBITDA1 $20.5MM Free Cash Flow1 $72.7MM Net Cash Provided by Operating Activities 8,519BOE/D Net Sales per day $9.75 Lease Operating Expenses per BOE2 1 A non-GAAP financial measure; see the end of this document for reconciliations to the most comparable GAAP measures. 2 Lease operating expenses divided by total barrels of oil equivalent sold during the same period.

15 2022 PROXY STATEMENT Through our strategic efforts designed to drive financial stability and improve the balance sheet, we: Increased revenues by 74% from 2020 levels. Grew adjusted net income to $30.6 million – an almost 48% increase year-over- year. Performed 25 CTRs, thereby reducing future workovers and long-term operating costs. Successfully drilled 11 wells and completed 13 wells. Generated free cash flow1 of $20.5 million (generated free cash flow every quarter during 2021). Paid down $23 million of borrowings on bank credit facility, with additional debt reduction targeted for 2022. We ended 2021 with an increase in proved reserves to 77.8 million barrels of oil equivalent (“MMBoe”) from 76.5 MMBoe at year-end 2020: ■ Additions, improved well performance and technical revisions led to net upward revisions of 7.2 MMBoe; ■ Reduced for property dispositions and revisions to previous quantity estimates of 2.8 MMBoe; and ■ Production of 3.1 MMBoe. 1 A non-GAAP measure; see the end of this report for a reconciliation to the most comparable GAAP measure.

16 RING ENERGY OUR COMMITMENT TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) We are focused on creating long-term value for our stockholders and fostering a culture that is steadfast on environmental sustainability, operational safety, social responsibility and sound corporate governance. In 2021, we created an ESG Task Force that is comprised of management representatives from Health, Safety & Environmental (“HSE”), Operations, Legal, Human Resources, Investor Relations and Finance. The task force is charged with the responsibility to monitor the Company’s adherence to our ESG standards and formally communicate their findings on an ongoing basis to our CEO and the Board. Our detailed inaugural ESG report published in 2021 (click here) is the result of their steadfast efforts to disclose our ESG performance record, as applicable, and discuss our plans to drive further alignment in the future with the various reporting frameworks as we continue our ESG reporting journey. In the creation of our inaugural ESG report, we consulted the Sustainability Accounting Standards Board’s (“SASB”) Oil and Gas Exploration and Production Sustainability Accounting Standard, the recommendations of the Task Force on Climate- related Financial Disclosures (“TCFD”), the Sustainable Development Goals (“SDGs”) promulgated by the United Nations, and other reporting guidance from industry frameworks and standards. With its current scope of operations, Ring contributes to the realization of a number of the SDGs: gender equality; clean water and sanitation; decent work and economic growth; and responsible consumption and production. Our actions and initiatives implemented endeavor to help advance these SDGs. ENVIRONMENTAL We are committed to protecting and preserving the environment in all aspects of our business, including production operations, well work programs, and decommissioning activities. Our policies and procedures are designed to meet or exceed adherence with all federal, state and local regulations, and we expect our contractors to have similar programs in place. Our efforts to minimize our operational impact are multi-faceted, including reducing greenhouse gas (“GHG”) and air emissions, minimizing the use of freshwater, preventing spills, safeguarding local water supplies and minimizing waste. Our ongoing environmental programs are designed to not only reduce our operational impacts but also improve efficiency, lower costs and reduce risk, which promotes the long-term sustainability of our business, while enhancing our relationships with the communities in which we operate.

17 2022 PROXY STATEMENT SOCIAL We strive to attract, develop and retain a highly qualified workforce in the industry as we recognize our future success is a direct result of their efforts. As such, we provide an attractive compensation and comprehensive benefits program, as well as a positive work environment designed to drive a culture of safety and innovation. We are also committed to continuously providing an inclusive, safe and secure work environment where all of our employees can be respected, valued, and successful in pursuing their goals, all while contributing to the Company’s success. We will continue to promote honesty and integrity in all interactions with our employees and actively support the communities in which we operate with both our time and resources. We recognize and appreciate the ongoing efforts of our employees in their personal commitments from both a time and financial perspective in enhancing the quality of life in our local communities. As of December 31, 2021, we had 52 full-time employees as well as a diverse group of independent contractors who assist our full-time staff in a range of areas including geology, engineering, land, accounting, and field operations, as needed. None are represented by labor unions or covered by any collective bargaining agreements. Diversity and Inclusion The unique backgrounds and experiences of our employees help to develop a wide range of perspectives that lead to better solutions. Our staff’s diversity is reflected in our full-time employees where 27% are women and approximately 40% represent minorities. The majority of our employees are citizens of the United States, with a few retaining dual citizenships in other countries. The employees who are not U.S. citizens are legally registered to live and work here and the Company is committed to helping those employees retain their ability to remain in the U.S. and continue their employment. GOVERNANCE We leverage sound corporate governance practices that promote accountability and good decision making, which is a key tenet to our long-term success and sustainability. Our Board and its committees are responsible for our strategy and governance and these practices depend on our guiding principle to conduct our business in accordance with appropriate legal and ethical standards, and with honesty and integrity. We expect all employees across the organization to exemplify these principles as they conduct their work activities and appreciate their collective efforts in this regard.

18 RING ENERGY BOARD COMPOSITION AND EXPERIENCE 6 MEN 1 WOMAN DIVERSITY BY GENDER 6 INDEPENDENT 1 NOT INDEPENDENT DIVERSITY BY INDEPENDENCE DIVERSITY BY TENURE Years 1-5 >5 DIVERSITY BY AGE Average Age: 68 60-65 66-70 71+

19 2022 PROXY STATEMENT PROPOSAL 1: ELECTION OF DIRECTORS At the Annual Meeting, the stockholders will elect seven directors to serve on our Board until the 2023 annual meeting or until their successors are duly elected and qualified. Upon the recommendation of the Nominating, Environmental, Social, and Governance (“NESG”) Committee of the Board, our Board has nominated as directors the following seven individuals, each of whom is presently serving as a director. DIRECTORS The following table sets forth the names, ages, and titles, as of April 28, 2022, of each of our directors: NAME AGE POSITION Management Directors Paul D. McKinney 63 Chairman of the Board of Directors and Chief Executive Officer Independent Directors Anthony B. Petrelli 69 Lead Director John A. Crum 70 Director Richard E. Harris 69 Director Thomas L. Mitchell 62 Director Regina Roesener 62 Director Clayton E. Woodrum 82 Director We did not pay any third-party fees to assist in the process of identifying or evaluating candidates. Each nominee is currently a director on our Board and all directors were previously elected to our Board by our stockholders. Messrs. Woodrum and Petrelli joined the Board in January 2013. Ms. Roesener joined the Board in September 2019. Messrs. McKinney, Mitchell, Crum and Harris joined the Board in October 2020. Each nominee has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve on our Board if elected. Stockholders may not cumulate their votes in the election of our directors. We have no reason to believe that the nominees will be unable or unwilling to serve if elected; however, if a nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by our Board.

20 RING ENERGY BOARD COMMITTEES Audit Committee Compensation Committee Nominating, Environmental, Social, and Governance Committee Committee Chairperson Lead Independent Director Paul D. McKinney Chairman of the Board of Directors and Chief Executive Officer Age: 63 Director Since: 2020 Paul D. McKinney joined Ring on October 1, 2020 and his most recent role prior to joining the Company was President, CEO & Director of SandRidge Energy (NYSE:SD) (“SandRidge”). He accepted the post in January 2019 and continued there eleven months before resigning in December 2019. Prior to SandRidge, Mr. McKinney was President & Chief Operating Officer for Yuma Energy, Inc. (NYSE:YUMA)(“Yuma”) since April 2017 after serving as Yuma’s Executive Vice President and Chief Operating Officer since October 2014. Mr. McKinney served as a petroleum engineering consultant for Yuma’s predecessor from June 2014 to September 2014 and for Yuma from September 2014 to October 2014. Yuma filed for protection under federal bankruptcy laws in April 2020. Mr. McKinney served as Region Vice President, Gulf Coast Onshore, for Apache Corporation (NYSE:APA)(“Apache”) from 2010 through 2013, where he was responsible for the development and all operational aspects of the Gulf Coast region for Apache. Prior to his role as Region Vice President, Mr. McKinney was Manager, Corporate Reservoir Engineering, for Apache from 2007 through 2010. From 2006 through 2007, Mr. McKinney was Vice President and Director, Acquisitions & Divestitures for Tristone Capital, Inc. Mr. McKinney commenced his career with Anadarko Petroleum Corporation (NYSE:APC)(“Anadarko”) and held various positions with Anadarko over a 23 year period from 1983 to 2006, including his last title as Vice President of Reservoir Engineering, Anadarko Canada Corporation. Mr. McKinney was a member of the board of directors for Pro-Ject Holdings, LLC a privately owned oil field chemical services company. He co-authored Advanced Reservoir Engineering, Gulf Professional Publishing, Elsevier, and SPE 75708, Applied Reservoir Characterization for Maximizing Reserves, Growth, and Profitability in Tight Gas Sands: A paradigm Shift in Development Strategies for Low-Permeability Reservoirs. Mr. McKinney entered the United States Air Force upon graduating from high school and continued in the United States Air Force Reserves while attending college. Mr. McKinney attended Louisiana Tech University and graduated with a Bachelor of Science degree in Petroleum Engineering in 1983. Effective October 1, 2020, Mr. McKinney was appointed to the Board to fill a vacancy created from the resignation of prior directors. At that time, Mr. McKinney was appointed as Chairman of the Board and as Chief Executive Officer. Mr. McKinney was elected to the Board by the stockholders at the 2020 annual stockholders’ meeting. The particular experience, qualifications, attributes, and skills that led our Board to conclude that Mr. McKinney should serve as director include his 38 years of experience in the oil and gas industry; his extensive experience in advanced reservoir engineering and economic evaluations, strategic planning, and pursuing strategic transactions; his corporate governance, compliance, and risk management experience; and his experience as a director of public and private companies.

21 2022 PROXY STATEMENT Anthony B. Petrelli Lead Independent Director Age: 69 Director Since: 2013 Anthony B. Petrelli is the President, Chairman, and Director of Investment Banking Services of NTB Financial Corporation, a Denver, Colorado based financial services firm founded in 1977. Beginning his career in 1972 in the investment industry, Mr. Petrelli has extensive experience in the areas of corporate finance, underwriting, management, operations, sales, and trading. He has served on numerous regulatory and industry committees including service on the FINRA (previously “NASD”) Corporate Finance Committee, FINRA National Adjudicatory Council (Vice Chairman), FINRA Small Firm Advisory Board, and Chairman of the FINRA District Business Conduct Committee for District 3. Mr. Petrelli has also served as an Arbitrator for FINRA dispute resolution. Additionally, since 2016 Mr. Petrelli has served as a director and member of the audit committee for Sensus Healthcare, Inc. (NASDAQ: SRTS), a medical device company. He has also served on several other public company boards including director and member of the audit committee of Arena Resources Inc. (NYSE: ARD), an oil and gas exploration, development and production company, and director of Natural Gas Services Group (NYSE: NGS), a provider of natural gas compression equipment and services to the energy industry. Mr. Petrelli has also served as an advisory directory on several other public company boards. In addition to his career in the investment industry, Mr. Petrelli served on the board of directors of Southwest Counseling Associates, a Denver Colorado based professional counseling firm. Mr. Petrelli established Equinox Counseling LLC in 2012, and is a Licensed Professional Counselor (LPC), a National Certified Counselor (NCC) and an Approved Clinical Supervisor (ACS). Mr. Petrelli received his Bachelor of Science degree in Business (Finance) and his Master of Business Administration (MBA) degree from the University of Colorado. In addition, he received his Master of Arts degree in Counseling from Denver Seminary. The particular experience, qualifications, attributes, and skills that led our Board to conclude that Mr. Petrelli should serve as director include his experience and expertise in financial and business matters with significant involvement in corporate governance and financial matters; his service on the FINRA Corporate Finance Committee, the NASD Small Firm Advisory Board and as Chairman of the FINRA District Business Conduct Committee; and his board experience. Board Committees:

22 RING ENERGY John A. Crum Independent Director Age: 70 Director Since: 2020 John A. Crum is managing partner of JAC Energy Partners, LLC, formed to provide advice to companies and individual investors in oil and gas exploration and production. He has been involved with worldwide oil and gas development for more than 40 years. Mr. Crum currently serves as a director for: CHC Helicopters, a global supplier of rotorcraft services; and Forty Acres Energy, LLC, an oil company developing Permian basin waterflood assets. He served as chief executive officer and director of Midstates Petroleum Company Inc. (NYSE:MPO), from 2011 to 2014. Mr. Crum led the public offering completed in April 2012 and the subsequent expansion of the company with acquisitions totaling $1.3 billion. He directed a very active development program, increasing production to over 33,000 boepd in eighteen months. From 1995 to 2011, Mr. Crum served in a variety of executive roles for Apache Corporation (NYSE:APA), including co-chief operating officer and president, North America, president Apache Canada Ltd., managing director Apache North Sea (UK), managing Director Apache Energy Ltd. (Australia), and executive vice president for Eurasia and worldwide new ventures. Earlier in his career, Mr. Crum held positions of responsibility for several independent exploration and production companies including vice president of engineering and operations of Aquila Energy Corporation, district and regional manager for Pacific Enterprises Oil Company, and district engineer roles for Southland Royalty Company. He began his career with Conoco in 1975. He has previously served as a director of the holding company for the listed (NYSE:MEP) midstream MLP, Midcoast Energy Partners, LP, Crestone Peak Resources, a private exploration and production company focused on the DJ Basin, and for Coskata Inc., a private biofuel technology company. Mr. Crum has been active with industry groups serving on the boards of the Australian Petroleum Production and Exploration Association (APPEA), UK Offshore Operators Association (UKOOA), and Canadian Association of Petroleum Producers (CAPP) during assignments in those countries. He holds a Bachelor of Science degree in petroleum engineering from the New Mexico Institute of Mining and Technology. Effective October 29, 2020, Mr. Crum was appointed to the Board to fill a vacancy created from the resignation of a prior director. Mr. Crum was elected to the Board by the stockholders at the 2020 annual stockholders’ meeting. The particular experience, qualifications, attributes, and skills that led our Board to conclude that Mr. Crum should serve as a director include his significant worldwide oil and gas experience; and his prior executive and Board experience. Board Committees:

23 2022 PROXY STATEMENT Richard E. Harris Independent Director Age: 69 Director Since: 2020 Richard E. Harris began his corporate career in 1981, joining The Standard Oil Company of Ohio (“SOHIO”) in the Treasury Department. SOHIO was acquired by British Petroleum plc (“BP”) in 1987. Mr. Harris continued to be assigned challenging positions with increasing responsibility within BP Finance and BP America Finance. Mr. Harris’ achievements earned him a two year assignment in Belgium as a member of a team charged with integrating finance functions across Europe into BP Oil Europe in Brussels. In 1995, Mr. Harris left BP to join Compaq Computer Corporation in a newly created position where Mr. Harris developed and enhanced the company’s global capabilities in corporate finance, financial planning, M&A pre-close analysis and post close evaluation as well as global treasury management. Compaq promoted Mr. Harris to Assistant Treasurer, Global Treasury in 1999 for his accomplishments. In 2003, Mr. Harris joined Cummins Inc.’s executive team as Vice President, Treasurer and led initiatives to develop best in class global treasury processes and procedures. Mr. Harris was also secretary of the Finance Committee of the Cummins Board of Directors and collaborated with the Board members on a frequent basis. Mr. Harris established a world class global treasury organization which supported the Cummins’ businesses in 198 countries worldwide. Based on his performance as Treasurer, Mr. Harris was promoted to Vice President, Chief Investment Officer in 2008. Mr. Harris’ team successfully developed, implemented and provided oversight for processes to source, evaluate, and execute the company’s strategic acquisitions, investments, and joint ventures. In 2015, Mr. Harris retired to Austin, Texas. In February, 2022, Mr. Harris joined the Board of Directors of Longhorn Village, a private senior living facility in Austin, TX. Mr. Harris received a Bachelor of Science in Mathematics and Master of Business Administration from John Carroll University. Effective October 29, 2020, Mr. Harris was appointed to the Board to fill a vacancy created from the resignation of a prior director. Mr. Harris was elected to the Board by the stockholders at the 2020 annual stockholders’ meeting. The particular experience, qualifications, attributes, and skills that led our Board to conclude that Mr. Harris should serve as a director include his significant worldwide oil and gas experience; and his prior executive and Board experience. Board Committees:

24 RING ENERGY Thomas L. Mitchell Independent Director Age: 62 Director Since: 2020 Thomas L. Mitchell is a strategic finance leader with a record of driving growth in energy business models as the chief financial officer of both large and small companies in the oil and gas industry. He has had a career of strong Fortune 500 experience with exploration and production companies, and broad energy exposure with offshore drilling and midstream gathering and marketing companies. In his last position as EVP and Chief Financial Officer of Devon Energy Corporation (NYSE:DVN) from 2014 to 2017, Mr. Mitchell led the finance and business development organizations, and also helped the company successfully strengthen its asset quality through strategic acquisitions. Previously, Mr. Mitchell served as EVP and Chief Financial Officer and a member of the board of directors of Midstates Petroleum Company (now NYSE:AMPY), a private equity-funded exploration and production company. While there, Mr. Mitchell helped lead the initial public offering listing of the company on the New York Stock Exchange in 2012. From November 2006 to September 2011, Mr. Mitchell was the Senior Vice President, Chief Financial Officer of Noble Corporation (NASDAQ:NEBLQ), a publicly-held offshore drilling contractor for the oil and gas industry. Following his formal education, Mr. Mitchell began his career in public accounting with Arthur Andersen & Co. where he practiced as a CPA (currently inactive), then, in 1989 entered the oil and gas industry at Apache Corporation (NYSE:APA) where he spent eighteen years in various finance and commercial roles the last being Vice President and Controller. Mr. Mitchell currently serves on the boards of EPIC Midstream Holdings GP, LLC, a private midstream crude and NGL infrastructure company and Hines Global REIT, Inc., a public real estate investment trust which is in its final liquidation phase after a successful twelve-year investment life. He previously served on the board of directors of Sundance Energy, Inc. (OTC MKTS:SNDEQ), a public exploration and production company, and EnLink Midstream Partners, LP and EnLink Midstream, LLC (NYSE:ENLC). Mr. Mitchell graduated from Bob Jones University with a B.S. in Accounting. Effective October 23, 2020, Mr. Mitchell was appointed to the Board to fill a vacancy created from the resignation of a prior director. Mr. Mitchell was elected to the Board by the stockholders at the 2020 annual stockholders’ meeting. The particular experience, qualifications, attributes, and skills that led our Board to conclude that Mr. Mitchell should serve as a director include his significant financial background; his public accounting experience; his prior performance of chief financial officer functions for both public and private companies; and his board experience. Board Committees:

25 2022 PROXY STATEMENT Regina Roesener Independent Director Age: 62 Director Since: 2019 Regina Roesener currently serves as the Chief Operating Officer, Director of Corporate Finance and a member of the board of directors of NTB Financial Corporation (“NTB”), a member firm of FINRA and also a Registered Investment Advisor with the SEC. During her more than 30-year tenure at NTB, Ms. Roesener has been involved in the capital raising efforts for numerous public and private companies, many of which were in the energy sector, collectively raising more than $300 million. This involves working closely with executive management of the issuing company to develop and deliver their investor presentations and road shows, utilizing long-standing strategic relationships with participating FINRA member firms. In addition, in her position at NTB, Ms. Roesener was responsible for the management of an internal market broker for a large, SEC registered public company, where she facilitated more than $500 million in transactions over 15 years. She has served as a board member of the National Investment Bankers Association and as a member of Women in Syndicate Association and has served as a board member for the Denver chapter of the March of Dimes. She is a member of the National Association of Corporate Directors and the Institute for Excellence in Corporate Governance. Ms. Roesener received her Bachelor of Science degree in Education from the University of Colorado in 1982. The particular experience, qualifications, attributes, and skills that led our Board to conclude that Ms. Roesener should serve as director include her experience and knowledge in the areas of corporate finance and capital markets, which the Board believes will provide valuable insight and assistance in the future growth of the Company. Board Committees: Clayton E. Woodrum Independent Director Age: 82 Director Since: 2013 Clayton E. Woodrum, CPA, ABV, CVA, is a founding partner of Woodrum, Tate & Associates, PLLC a Certified Public Accounting firm registered in the State of Oklahoma. Mr. Woodrum provides tax, accounting, and consulting to a wide range of privately held businesses. In addition to these services, Mr. Woodrum also provides chief financial officer services to a number of privately held businesses. Mr. Woodrum also provides business valuation services, litigation support (including, financial analysis, damage reports, depositions, and testimony), estate planning, financing techniques for businesses, asset protection vehicles, sales and liquidation of businesses, and debt restructuring. His current clients include several privately held oil and gas exploration and production companies to which he provides tax and accounting advice. In his 50 years of financial experience, Mr. Woodrum has served as the Partner in Charge of a Tax Department of Peat, Marwick, Mitchell and Co., (now KPMG). He also served as the Chief Financial Officer of Bank of Oklahoma Corp. (NASDAQ:BOKF) and Bank of Oklahoma, NA, a publicly held bank holding company and national bank. Prior to joining the board of Ring Energy, Inc. Mr. Woodrum served on the board of Arena Resources, Inc. and as Chairman of the audit committee of Arena. Mr. Woodrum received his Bachelor of Science in Business Administration and Accounting from Kansas State University. The particular experience, qualifications, attributes, and skills that lead our Board to conclude that Mr. Woodrum, should serve as a director include his significant financial background; his public accounting and tax experience; and his prior performance as a director and CFO functions for both public and private companies. Board Committees: BOARD RECOMMENDATION ON PROPOSAL The Board unanimously recommends a vote FOR the election of each of the director nominees named above. The management proxy holder will vote all properly submitted proxies FOR election of each director unless properly instructed otherwise.

26 RING ENERGY CORPORATE GOVERNANCE AND OUR BOARD CORPORATE GOVERNANCE HIGHLIGHTS RELATING TO THE BOARD  Annual elections of the entire Board  Dedication to continuing director education  Majority independent directors  Dedication to diversity on the Board   Annual evaluations of the Board, each committee, and each director   Designated Lead Independent Director   Insider trading policy that prohibits hedging, pledging, and margin transactions in Company securities   Board committees comprised entirely of independent directors  Maintains corporate governance guidelines   Board oversees environmental, social, and governance practices  Company adopted Annual Say-On-Pay voting   Board oversees succession planning for the CEO and executive officer positions  Adopted director overboarding policy   Adopted officer and director stock ownership guidelines RELATING TO STOCKHOLDER RIGHTS  Equal voting rights among all stockholders   All stockholders entitled to vote on all director nominees   Ability of stockholders to call a special meeting (at a 10% threshold)  No poison pill or similar plan   Ability of stockholders to act by written consent   No supermajority voting requirements We maintain a corporate governance section on our website that contains copies of the charters for the committees of our Board. The corporate governance section may be found at https://ringenergy.com/investors/governance. The charters for each of the Board’s committees shall be provided to any person without charge, upon request. Requests may be directed to Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd, Suite 900, The Woodlands, TX 77380, or by calling (281) 397-3699. Also available on our website under the corporate governance section are copies of our Corporate Governance Guidelines, Code of Ethics and Environmental and Social Governance Program, which includes our Code of Business Conduct. We have adopted a Code of Ethics that applies to our Chief Executive Officer, Executive Vice Presidents, and Chief Financial Officer, as well as the principal accounting officer or controller, or persons performing similar functions to ensure the highest standard of ethical conduct and fair dealing. We have also adopted an Environmental and Social Governance Program covering a wide range of business practices and procedures that applies to all of our officers, directors, and employees to help promote workplace safety, health of our stakeholders, sound environmental practices, protection of human rights and honest and ethical conduct. The Code of Business Conduct covers standards for professional conduct, including, among others, conflicts of interest, insider trading, protection, proper use of confidential information and Company assets, and compliance with the laws and regulations applicable to the Company’s business. Finally, we have adopted Corporate Governance Guidelines to assist the Board in the exercise of its responsibilities.

27 2022 PROXY STATEMENT The information on, or that can be accessed through our website, is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement. OUR BOARD Our Board currently consists of seven members. Our Charter and Bylaws provide for the annual election of directors. At each annual meeting of stockholders, our directors will be elected for a one-year term and serve until their respective successors have been elected and qualified. Our Board held seven meetings during the fiscal year ended on December 31, 2021. During the fiscal year ended on December 31, 2021, no directors attended fewer than 75% of the total number of meetings of our Board and committees on which that director served. We encourage, but do not require, our directors to attend our annual meetings of stockholders. At our last annual meeting of stockholders, all then serving members of our Board attended either in person or by video conference participation. BOARD LEADERSHIP STRUCTURE The Chairman of the Board is selected by the members of the Board. Our Board of Directors does not have a policy as to whether the roles of Chairman of the Board of Directors and Chief Executive Officer should be separate or combined. Currently, the positions of Chairman of the Board and Chief Executive Officer are currently held by Paul D. McKinney. The Board has determined that the current structure is effective in allowing Mr. McKinney to draw on his knowledge of the operations of the business and industry developments to provide leadership on the broad strategic issues considered by the Board. At the same time, the appointment of a Lead Independent Director with clearly defined responsibilities and authority, along with the Board’s fully independent committees and substantial majority of independent directors, establishes an effective balance between management leadership and appropriate oversight by independent directors. Anthony B. Petrelli currently serves as the Lead Independent Director. Periodically, our NESG Committee assesses these roles and the board leadership structure to ensure the interests of Ring and its stockholders are best served. LEAD INDEPENDENT DIRECTOR In 2021 we amended our bylaws to provide for the election of a Lead Independent Director. Duties of the Lead Independent Director ■ Presides at all meetings of the Board at which the Chairman is not present and all executive sessions of the independent directors; ■ Acts as advisor to CEO and direct liaison between CEO and independent directors; ■ Plans, reviews, and approves Board meeting agendas and information presented to the Board; ■ Calls meetings of the independent directors as appropriate; ■ Contributes to annual CEO performance review and assists with succession planning; ■ Consults the NESG Committee on the Board’s evaluation process; ■ Consults with the Audit Committee regarding internal controls and audit matters; ■ Consults with the Compensation Committee regarding CEO, executive and employee compensation; ■ Participates in consultations and direct communication with major shareholders and their representatives when appropriate; and ■ Performs such other duties as the Board may determine from time to time.

28 RING ENERGY Key Attributes of the Lead Independent Director The Lead Independent Director is selected from among the non-employee directors. The NESG Committee and management discuss candidates for the Lead Independent Director position, and consider many of the same types of criteria as candidates for the chair of other Board committees including: ■ Tenure; ■ Previous service as a Board committee chair; ■ Diverse experience; ■ Participation in and contributions to activities of the Board; and ■ Ability and willingness to commit adequate time to the role. ANNUAL BOARD EVALUATION The NESG Committee is responsible for the Board evaluation process. In each fiscal year, the NESG Committee requests that the chairman of each committee report to the full Board about such committee’s annual evaluation of its performance and evaluation of its charter. In addition, the NESG Committee receives comments from all directors and reports to the full Board with an assessment of the Board’s and management’s performance each fiscal year. In conducting its annual evaluation, our Board utilizes anonymous written questionnaires to solicit feedback on committee and board effectiveness, agenda topics and materials, appropriate delegation of issues to committees, and the appropriateness of board and committee materials. The NESG Committee’s review process also includes an annual director self-evaluation that prompts each director to reflect and comment on his or her own individual performance and contributions to the Board and the Company. DIRECTOR ORIENTATION AND CONTINUING EDUCATION Our Board takes measures as it deems appropriate to ensure that its members may act on a fully informed basis. The NESG Committee evaluates general education and orientation programs for our directors. Newly appointed directors are required to become knowledgeable about the responsibilities of directors for publicly traded companies. In addition, we provide our directors with information regarding changes in our business and industry as well as the responsibilities of the directors in fulfilling their duties. BOARD INDEPENDENCE As required under the listing standards of the NYSE American, a majority of the members of our Board must qualify as independent, as affirmatively determined by our Board. The standards relied upon by the Board in determining whether a director is “independent” are those set forth in the rules of the NYSE American. The NYSE American generally defines the term “independent director” as a person other than an executive officer or employee of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Because the Board believes it is not possible to anticipate or provide for all circumstances that might give rise to conflicts of interest or that might bear on the materiality of a relationship between a director and the Company, the Board has not established specific objective criteria, apart from the criteria set forth in the NYSE American rules, to determine “independence.” In addition to the NYSE American criteria, in making the determination of “independence”, the Board considers such other matters including, without limitation, (i) the business and non- business relationships that each independent director has or may have had with the Company and its other directors

29 2022 PROXY STATEMENT and executive officers, (ii) the stock ownership in the Company held by each such director, (iii) the existence of any familial relationships with any executive officer or director of the Company, and (iv) any other relevant factors which could cause any such Director to not exercise his independent judgment. Our NESG Committee evaluated all relevant transactions and relationships between each director then on the Board, and any of his or her family members, and the Company, senior management, and independent registered accounting firm. Based on this evaluation and the recommendation of our NESG Committee, our Board determined that Clayton E. Woodrum, Anthony B. Petrelli, Regina Roesener, Richard A. Harris, John A. Crum and Thomas L. Mitchell were independent directors, as that term is defined in the listing standards of the NYSE American and that Paul D. McKinney is not independent. Family Relationships and Involvement in Legal Proceedings All directors and nominees for director of the Company are United States citizens. There are no family relationships between any of our directors or nominees for director and executive officers. In addition, there are no other arrangements or understandings between any of our directors or nominees for director and any other person pursuant to which any person was selected as a director or nominee for director. BOARD RISK ASSESSMENT AND CONTROL The Board considers risk oversight and management to be an integral part of its role. Our risk management program is overseen by our Board and its committees, with support from our management. Our Board utilizes an enterprise-wide approach to oil and gas industry risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. A fundamental part of risk management is a thorough understanding of the risks the Company faces, understanding of the level of risk appropriate for our Company, and the steps needed to manage those risks effectively. The involvement of all members of the Board in setting our business strategy is a key part of their overall responsibilities and, together with management, determines what constitutes an appropriate level of risk for our Company. Our Board believes that its practice of including all members of our management team in our risk assessments allows the Board to more directly and effectively evaluate management capabilities and performance, more effectively and efficiently communicate its concerns and wishes to the entire management team and provides all members of management with a direct communication avenue to the Board. While our Board has the ultimate oversight responsibility for the risk management process, the committees of our Board also have responsibility for specific risk management activities. In particular, the Audit Committee focuses on financial risk management, including internal controls, and oversees compliance with regulatory requirements. In setting compensation, the Compensation Committee approves compensation programs for the officers and other key employees to encourage an appropriate level of risk-taking behavior consistent with our business strategy and performance.

30 RING ENERGY INSIDER TRADING POLICY Our Board has adopted an Insider Trading Policy for employees and directors to promote compliance with federal and state securities laws. The policy prohibits certain persons who are aware of material non-public information about the Company from: (i) trading in securities of the Company; or (ii) providing material non-public information to other persons who may trade on the basis of that information. When material non-public information about us may exist and may have an influence on the marketplace, a trading blackout period is placed in effect by management. In addition, our Insider Trading Policy also applies to family members, other members of a person’s household, and entities controlled by a person covered by this Insider Trading Policy. Officers, directors, and designated employees, as well as the family members and controlled entities of such persons, may not engage in any transaction in Company securities without first obtaining pre-clearance of the transaction. Under the Insider Trading Policy, directors, executive officers and other employees are prohibited from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future securities’ price. Our Insider Trading Policy also prevents directors and executive officers from pledging our securities as collateral for loans or holding our securities in a margin account. BOARD COMMITTEES Our Board has established three standing committees, the composition and responsibilities of which are briefly described below. Our Board may establish other committees from time to time to facilitate our management. Audit Committee Compensation Committee Nominating, Environmental, Social, and Governance Committee Our Board has determined that the Compensation Committee, Audit Committee, and Nominating, Environmental, Social, and Governance Committee are comprised entirely of independent directors as required under the listing standards of the NYSE American and applicable rules and requirements of the SEC. The Board may delegate certain duties and responsibilities to the committees it establishes.

31 2022 PROXY STATEMENT NAME AUDIT COMMITTEE COMPENSATION COMMITTEE NOMINATING, ENVIRONMENTAL, SOCIAL, AND GOVERNANCE COMMITTEE Paul D. McKinney Anthony B. Petrelli John A. Crum Richard E. Harris Thomas L. Mitchell Regina Roesener Clayton E. Woodrum  Chair   Member AUDIT COMMITTEE Pursuant to its charter, the Audit Committee’s principal functions are as follows: ■ Oversee the quality, integrity and reliability of our financial statements and other financial information we provide to any governmental body or the public; ■ Select, hiring, and overseeing our independent registered public accounting firm and to approve the compensation paid to our independent registered public accounting firm; ■ Oversee our independent auditor’s qualifications and independence, and the performance; ■ Oversee and our compliance with legal and regulatory requirements; ■ Oversee our internal audit function, including oversight of our internal controls regarding finance, accounting, legal compliance and ethics; ■ Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; ■ Assess matters related to risk, risk controls and compliance; ■ Produce the Audit Committee Report for inclusion in our annual proxy statement; and ■ Perform such other functions our Board may assign to the Audit Committee from time to time.

32 RING ENERGY During the 2021 fiscal year, from January through May, the Audit Committee was comprised of Mr. Woodrum, Mr. Mitchell, Mr. Petrelli and Ms. Roesener, with Mr. Woodrum acting as the chairman. In May 2021, the Board appointed Mr. Crum and Mr. Harris to the Audit Committee. Each of Messrs. Woodrum, Crum, Harris, Petrelli and Mitchell, and Ms. Roesener qualify as “independent directors” in accordance with the applicable regulations of the NYSE American definition of independent director set forth in the Company Guide, Part 8, Sections 803(A) and meet the more stringent requirements for members of a listed company’s audit committee set forth in Section 803(B)(2) to the Company Guide. Our Board has further determined that Mr. Woodrum continues to be qualified as an “audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated by the SEC. The Audit Committee met six times during the fiscal year ended December 31, 2021. At each meeting, the Audit Committee was given the opportunity to meet in executive session separately with Mr. Thomas, our Chief Financial Officer, and our independent registered public accounting firm. COMPENSATION COMMITTEE Pursuant to its charter, the Compensation Committee’s principal functions are as follows: ■ Make recommendations regarding the compensation of the Chief Executive Officer; ■ Approve, after considering the recommendation of the CEO, the compensation of the named executive officers; ■ Review our compensation practices and policies to ensure that they provide appropriate motivation for corporate performance and increased stockholder value; ■ Oversee the administration of the Company’s stock and incentive compensation programs; ■ Make recommendations to the Board regarding the adoption, amendment, or termination of equity compensation programs; ■ Approve the adoption, amendment, and termination of incentive compensation and deferred compensation programs for our employees; ■ Oversee the administration of our compensation plans and programs for employees and non-employees and directors; ■ Periodically review human resource issues relating to the Company’s policies and practices with respect to workforce diversity and equal employment opportunities; ■ Annually review a risk assessment of the Company’s compensation policies and practices; and ■ Perform such other functions as the Board may assign to the Compensation Committee from time to time. In accordance with the rules of the NYSE American, the compensation of our Chief Executive Officer is recommended by the Compensation Committee to the Board (in a proceeding in which the Chief Executive Officer does not participate). Compensation for all other officers is recommended by the Chief Executive Officer for determination by the Compensation Committee. The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine. The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer, or executive officer compensation, including employment contracts and change in control provisions. The Compensation Committee has the sole authority to approve any consultant’s fees and other retention terms and has authority to cause the Company to pay the

33 2022 PROXY STATEMENT fees and expenses of such consultants. The Compensation Committee retained a compensation consultant for the fiscal year ended December 31, 2021. During the 2021 fiscal year, from January through May, the Compensation Committee was comprised of Messrs. Crum, Woodrum, and Mitchell, with Mr. Crum acting as the chairman. In May 2021, the Board appointed Messrs. Harris and Petrelli and Ms. Roesener to the Compensation Committee with Mr. Crum continuing as the chairman. Each member of the Compensation Committee during the fiscal year ended December 31, 2021 was an “independent director” as defined in the applicable rules of the NYSE American and the SEC. The Compensation Committee held four meetings during the fiscal year ended December 31, 2021. NOMINATING, ENVIRONMENTAL, SOCIAL AND GOVERNANCE COMMITTEE The Nominating, Environmental, Social, and Governance Committee’s principal functions are as follows: ■ Identify and recommend qualified candidates to the Board for nomination as members of the Board and its committees; ■ In the event there is a vacancy on the Board, identify individuals that the committee believes are qualified to become directors in accordance with the Board membership criteria set forth in the committee’s charter; ■ Evaluate stockholder nominees for director submitted in accordance with the Company’s bylaws; ■ Periodically review with the Board the appropriate size of the Board and the requisite skills and characteristics of its members; ■ Review the Board’s committee structure and recommend to the Board the appointment of committee members and chairs; ■ Develop and recommend to the Board corporate governance principles and policies applicable to the Company; ■ Develop and recommend to the Board standards to be applied in making determinations on the types of relationships that constitute material relationships between the Company and a director for purposes of determining director independence; ■ Review and recommend to the Board proposed changes to the Company’s charter and bylaws; ■ Overseeing ESG policies, performance and disclosure, as well as developing recommendations for the Board on emerging issues related to our industry; and ■ Perform such other functions as the Board may assign to the NESG Committee from time to time. During the 2021 fiscal year, from January through April, the NESG Committee was comprised of Messrs. Petrelli, Crum and Harris, with Mr. Petrelli acting as the chairman. In April 2021, the Board appointed Mrs. Roesener to the NESG Committee, replacing Mr. Petrelli as acting chairman. In May 2021, the Board appointed Messrs. Mitchell, Petrelli, and Woodrum to the NESG Committee. Each member of the NESG Committee during the fiscal year ended December 31, 2021, was an “independent director” as defined in the applicable rules of the NYSE American and the SEC. The NESG Committee met one time during the fiscal year ended December 31, 2021. DIRECTOR NOMINATIONS AND QUALIFICATIONS Under its charter, the NESG Committee identifies qualified candidates to serve as Board members as necessary to fill vacancies or the additional needs of the Board, and reviews and evaluates candidates recommended by our stockholders. The NESG Committee considers qualified candidates from several sources, including stockholder nominations. The NESG Committee may, but has not, retained an outside consultant to evaluate or assist in identifying or evaluating potential director candidates.

34 RING ENERGY Any stockholders who would like to propose a nominee to the Board should submit such proposed nominee for consideration by the NESG Committee, including the proposed nominee’s qualifications, to Ring Energy, Inc., Attention: Mr. Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd., Suite 900, The Woodlands, TX 77380. Stockholders who meet certain requirements specified in our bylaws may also nominate candidates for inclusion in our proxy materials for an annual meeting as described in “Stockholder Proposals and Director Nominations for the 2023 Annual Meeting.” There are no differences in the manner in which the NESG Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the incumbent directors. Whether nominated by a stockholder or through the activities of the NESG Committee, the NESG Committee seeks to select candidates who have distinguished records of leadership and success in their area of activity and who will make substantial contributions to our Board operations and effectively represent the interests of our stockholders. The NESG Committee’s assessment of candidates includes, but is not limited to, consideration of: (i) roles and contributions valuable to the business community; (ii) personal qualities of leadership, character, judgment, and whether the candidate possesses and maintains a reputation in the community at large of integrity, trust, respect, competence, and adherence to high ethical standards; (iii) relevant knowledge and diversity of background and experience in such things as the Company’s industry, and in general, business, technology, finance and accounting, marketing, international business, government, and the like; or (iv) whether the candidate is free of conflicts and has the time required for preparation, participation, and attendance at all meetings. A director’s qualifications in light of these criteria are considered at least each time the director is re-nominated for Board membership. The Committee also evaluates whether the candidate’s skills are complementary to the existing Board members’ skills, the Board’s needs for particular expertise in fields such as business, technology, financial, marketing, governmental, or other areas of expertise, and assess the candidate’s impact on Board dynamics and effectiveness. The Committee selects candidates that best suit the Board’s current needs and recommends one or more of such individuals to the Board. Our membership criteria and a rigorous selection process help ensure that candidates recommended to the Board will effectively represent the best interests of our stockholders. BOARD OF DIRECTORS DIVERSITY The Board encourages a diversity of backgrounds among its members; however, it does not have a formal diversity policy with regard to the consideration of diversity in identifying director nominees. The Board considers candidates with significant direct or indirect energy industry experience that will provide the Board as a whole with the talents, skills, diversity, and expertise to serve the long-term interests of the Company and our stockholders. COMMUNICATIONS WITH OUR BOARD Stockholders desiring to communicate with our Board, the independent directors, or any director in particular, may do so by mail addressed as follows: Attn: Board of Directors, Ring Energy, Inc., 1725 Hughes Landing Blvd., Suite 900, The Woodlands, TX 77380. Our Chief Executive Officer, Chief Financial Officer, or Corporate Secretary review each communication received from our stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the Board (or individual director) if the communication complies with the requirements of any applicable policy adopted by us relating to the subject matter or the communication falls within the scope of matters generally considered by our Board.

35 2022 PROXY STATEMENT EXECUTIVE OFFICERS The following table sets forth the names, ages, and positions of our current executive officers as of April 28, 2022: Paul D. McKinney Please see “Proposal 1 - Election of Directors” above for the biography of Mr. McKinney. Marinos C. Baghdati Executive Vice President of Operations Age: 45 Marinos C. Baghdati joined Ring on October 1, 2020 and has spent his career focused on all aspects of Oil & Gas Operations, from starting with a proposed location to drill and following through to product being sold. Most recently Mr. Baghdati served as Vice President – Operations at Sandridge Energy. Prior to Sandridge Energy, he served in various roles as a drilling, completions, production and facility engineer for both private equity firms and publicly traded companies. Mr. Baghdati has extensive experience primarily in the Permian Basin of West Texas, but it extends to South Texas, Louisiana, Mississippi, Colorado and Oklahoma. His experience also includes deep-water, international drilling and completions off the coasts of Israel and Cyprus in the Mediterranean Sea for Noble Energy. Mr. Baghdati received a Bachelor of Science degree in Petroleum Engineering and a Master of Science degree in Mathematics & Statistics from Texas Tech University. Stephen D. Brooks Executive Vice President of Land, Legal, Human Resources and Marketing Age: 66 Stephen D. Brooks joined Ring on October 1, 2020 and most recently held the position of Vice President of Land, Legal, People & Culture and Corporate Services with SandRidge Energy, Inc. Mr. Brooks served in these various capacities from May 2019 to April 2020. Prior to employment at SandRidge, Mr. Brooks served as Vice President of Land for both Yuma Energy, Inc. from February 2016 to May 2019, and for the Gulf Coast Region of Duncan Energy Company from 2000 to 2015, where at both of these companies he was responsible for all land department functions. Prior to becoming the Vice President, Mr. Brooks was the Land Manager for the Gulf Coast Region of Duncan from 1991 to 2000. Before spending 24 years with Duncan, Mr. Brooks was the Land Manager Gulf Coast Region for Ladd Petroleum Corporation from 1984 to 1990, when he became Ladd’s Exploration Manager until 1991. Mr. Brooks also held landman positions at Patrick Petroleum Corporation, Santa Fe Energy Company and started his career in 1977 with Shell Oil Company. Mr. Brooks is a Certified Professional Landman and a member of the American Association of Professional Landmen. Mr. Brooks holds a BBA in Petroleum Land Management from The University of Texas at Austin.

36 RING ENERGY Alexander Dyes Executive Vice President of Engineering and Corporate Strategy Age: 37 Alexander Dyes joined Ring on October 1, 2020 and has a well-rounded background in both conventional and unconventional plays with over 14 years of multi-disciplined experience in oilfield operations, reservoir engineering, economic evaluation, capital allocation, risk assessment, strategic planning, and business development. Most recently Mr. Dyes served as Vice President – A&D at Sandridge Energy. Prior to Sandridge, he worked at Yuma Energy from late 2014 to early 2019 where he served as Vice President of A&D/Engineering from 2016- 2019. He began his career at Apache Corporation and worked in various roles of increasing responsibility from 2007 to 2014 including his last role as a lead asset Senior Reservoir Engineer in Apache’s Permian Region. During his career he has led multi-discipline teams charged with identifying upside, optimizing vertical and horizontal development programs, reducing costs, and improving returns. He has direct experience in drilling, completions, production operations and reservoir engineering in most of the U.S. major active basins and horizontal plays. Mr. Dyes is bilingual in Spanish and brings a multicultural background as he was born and raised in Bogota, Colombia. Mr. Dyes received a Bachelor of Science degree in Petroleum Engineering from the University of Texas at Austin with a minor in Business Foundations from McCombs School of Business. Travis T. Thomas Executive Vice President, Chief Financial Officer, Corporate Secretary & Treasurer Age: 44 Travis T. Thomas joined Ring on October 26, 2020 and most recently held the position of Executive Vice President, Treasurer and Chief Accounting Officer of Paradox Resources, LLC, a private exploration, development and production company focused on the Paradox Basin of Utah and Colorado with complementary midstream assets. Prior to Paradox, Mr. Thomas served as Vice President of Finance/Controller with Yuma Energy, Inc. from February 2016 through February 2019. From March 2012 through January 2016, he held a variety of financial management roles at New Prospect Company, an oil and gas consulting firm specializing in wellsite supervision, engineering, energy services and construction, and was named Vice President of Finance in June 2015. Prior to New Prospect, Mr. Thomas held similar financial roles at Highland Oil and Gas and Equity Associates, Inc. Mr. Thomas currently sits on the Board of Trustees for the Houston Yacht Club and volunteers as Treasurer for Ragnot Amateur Sailing Association of Texas, a 501(c)(3) non-profit organization. Mr. Thomas holds a Bachelor of Business Administration degree with a major in finance from the Red McCombs School of Business at the University of Texas in Austin.

37 2022 PROXY STATEMENT COMPENSATION DISCUSSION & ANALYSIS This Compensation Discussion and Analysis (CD&A) section describes the compensation program for our Chief Executive Officer (CEO), Chief Financial Officer (CFO), and the three other most highly compensated executive officers serving at the end of 2021. Collectively, these executive officers are referred to as the Named Executive Officers (NEOs). NAME PRINCIPAL POSITION Paul D. McKinney Chief Executive Officer and Chairman of the Board Travis T. Thomas Executive Vice President, Chief Financial Officer, Treasurer & Secretary, effective March 24, 2021 Stephen D. Brooks Executive Vice President of Land, Legal, Human Resources and Marketing Marinos C. Baghdati Executive Vice President of Operations Alexander Dyes Executive Vice President of Engineering and Corporate Strategy William R. Broaddrick Former Chief Financial Officer, effective July 1, 2012 through March 24, 2021 CD&A SUMMARY Our executive compensation programs are designed to meet the dynamic needs of our business, and align our executives with shareholders and best market practices. Decisions made with respect to the 2021 and 2022 compensation programs are in accordance with these considerations. Since the pandemic began, our COVID-19 management plan was specifically designed to support all employees regarding their personal and professional needs. In addition to implementing all relevant government guidelines, directives and regulations, our focus was to ensure effective communications with our employees and to develop safe working protocols, appropriate return-to-office protocols, and work-from-home provisions for all office-based and field-level personnel. These new developments led to improved internal procedures and communication processes that proved to be effective by maintaining business continuity and leading to superior overall organizational performance in 2021. EXECUTIVE TEAM TRANSITIONS As previously disclosed, effective March 24, 2021, Mr. Broaddrick resigned as Chief Financial Officer and Travis Thomas, who previously served as the Company’s Vice President of Finance, was promoted to Chief Financial Officer, effective March 24, 2021. Mr. Broaddrick continues to serve in a transition support role on an as-needed basis. In connection with Mr. Broaddrick’s resignation, he received a lump sum payment equal to four months’ severance (or $65,000) and accelerated vesting on 89,840 shares of Company restricted stock.

38 RING ENERGY 2021 CHANGES TO EXECUTIVE COMPENSATION Early in 2021, the Board and management team took action to strategically position the Company to succeed in response to severe industry conditions and the continuing COVID-19 pandemic. These actions generated outstanding overall performance in 2021 and were achieved by developing and properly aligning Ring’s management team and employees with our new strategic focus on generating free cash flow, maintaining production levels and reserves, and strengthening the balance sheet by paying down debt. During 2021, the Compensation Committee (the “Committee”) redesigned the Company’s compensation programs to strengthen this alignment by making the changes described below: ■ New Annual Non-Equity Incentive Plan – A new Annual Incentive Plan (“AIP”) was developed to focus on achieving strategic and measurable financial and operational performance with award levels subject to progress toward achieving certain Health, Safety and Environmental (“HSE”) objectives established by the Board thereby incentivizing the achievement of the Company’s important priorities. ■ New Long-term Equity Incentive Plan – A new Long-term Incentive Plan (“LTIP”) was designed to directly align executive management and senior level employees with stockholder outcomes and the long-term financial success of the Company. ■ Benchmarked Total Compensation – Total executive compensation was benchmarked to a peer group of energy companies with the assistance of an independent compensation consultant. ■ 84% of CEO Target Compensation is incentive-based – 57% of CEO target compensation is performance-based and 68% is equity-based. 84% OF TARGET CEO COMPENSATION IS INCENTIVE BASED 41% PSUs with 3-year Performance Period (2021-2023) 27% RSUs with 3-year vesting 16% Target Annual Cash Bonus 16% Base Salary

39 2022 PROXY STATEMENT ADDITIONAL COMPENSATION POLICY HIGHLIGHTS   Substantial focus on performance-based pay   No “single trigger” change in control   Strong alignment with stockholder priorities through significant weighting on long-term incentives  No excessive benefits or perquisites   Review of peer group market data when establishing compensation   No cash buyouts of underwater options   Clawback policy applies in the event of error, fraud or misconduct   No hedging or pledging of Company stock   Double-trigger change in control required for both cash severance and equity severance vesting   No evergreen provision in equity compensation plan EXECUTIVE COMPENSATION PHILOSOPHY Our executive compensation program is designed to achieve the following objectives: ■ Emphasize pay for performance, in which Company and individual performance against preset goals are inherently linked to the amount realized by an NEO; ■ Attract and retain a qualified and motivated management team by offering industry competitive opportunities and providing the majority of NEO compensation in the form of long-term incentives that vest over a three-year period; ■ Incentivize NEOs and appropriately reward them for their contributions to the achievement of our key short-term and long-term strategic objectives with variable compensation; and ■ Align the compensation of our NEOs with the interests of our long-term shareholders by providing 60% of the LTI mix in the form of performance-based incentives and 40% in the form of RSUs. The Compensation Committee believes that non-equity incentive compensation and equity incentive compensation should reflect the Company’s success in achieving financial, operating, and strategic goals. The Committee’s philosophy is that the Company should continue to use long-term incentive compensation such as Performance Stock Units (“PSUs”) and Restricted Stock Units (“RSUs”) to align executives’ interests with those of stockholders and should allocate a much greater portion of an executive’s compensation to long-term compensation and incentive-based compensation. The Compensation Committee reviews the performance of the Company’s executive officers throughout the year to evaluate the performance of each executive officer relative to the performance of the Company and the progress in meeting the Company’s goals and objectives.

40 RING ENERGY Peer Review, Benchmarking and Compensation Consultant The Compensation Committee retained compensation advisory services during 2021 from an independent compensation consultant, Meridian Compensation Partners, LLC (“Meridian”), to help design and implement the compensation practices of the Company. The Compensation Committee reviewed, evaluated, and benchmarked the compensation practices of the Company versus a “compensation peer group” of companies, which include Abraxas Petroleum Corporation, Amplify Energy Corp., Battalion Oil Corporation, Berry Corporation, Bonanza Creek Energy, Inc. (now Civitas Resources, Inc.), Contango Oil & Gas Company (now Crescent Energy Company), Earthstone Energy, Inc., Goodrich Petroleum Corporation (replaced with Riley Permian Exploration, Inc.), Laredo Petroleum, Inc., Penn Virginia Corporation (now Ranger Oil Corporation), Ring Energy, Inc., SilverBow Resources, Inc. and W&T Offshore, Inc., all of which are in the oil and natural gas exploration and production industry. The Compensation Committee also reviewed and considered oil and gas industry compensation surveys and related materials. ROLE OF STOCKHOLDER SAY-ON-PAY ADVISORY VOTE In determining 2021 executive compensation, the Compensation Committee considered the approval received from the stockholders on the say-on-pay vote at the last annual meeting and will continue to take into action the results of the say-on- pay vote in the future, to ensure our executive compensation programs are aligned with the interests of our stockholders. EXECUTIVE COMPENSATION PROGRAM ELEMENTS FOR 2021 Performance Objectives and Goals As described in more detail below, our current executive compensation program for NEOs includes three major elements: (1) a base salary, (2) non-equity incentive compensation cash awards, and (3) equity-based incentive compensation. Base Salaries The Compensation Committee believes base salary is an integral element of executive compensation to provide executive officers with a base level of monthly income. We provide all of our employees, including our NEOs, with an annual base salary to compensate them for their services to the Company. Similar to most companies within the industry, our policy is to pay NEOs’ base salaries in cash. The base salary of each NEO is reviewed annually, with the salary of the Chief Executive Officer being recommended by the Compensation Committee and approved by the Board and the salaries of the other executive officers being determined and approved by the Compensation Committee after consideration of recommendations by the Chairman of the Board and Chief Executive Officer. The Compensation Committee analyzes many factors in its evaluation of our NEOs’ base salary, including the experience, skills, contributions, and tenure of such officer with the Company and such executive officers’ current and future roles, responsibilities, and contributions to the Company. Our NEOs received the following annual base salaries in 2021. Mr. Thomas received a base salary raise as of March 24, 2021 in conjunction with his promotion to Chief Financial Officer. The other NEOs did not receive pay increases in 2021 as their salaries were held at the same pay-rates as the previous year.

41 2022 PROXY STATEMENT NAME 2021 BASE SALARY RATE ($) (EFFECTIVE JANUARY 1, 2021) Paul D. McKinney(1) 480,000 Travis T. Thomas 250,000 Stephen D. Brooks 290,000 Marinos C. Baghdati 290,000 Alexander Dyes 290,000 William R. Broaddrick(2) 195,000 (1) As described above in more detail under “Chief Financial Officer Transition” Mr. Thomas was promoted by the Company on March 24, 2021 and subsequently appointed the Company’s Chief Financial Officer and his base salary increased to $290,000. (2) Mr. Broaddrick resigned effective March 24, 2021 and only received a prorated amount of his annual base salary through such date. Non-Equity Incentive Compensation Cash Awards Ring Energy’s 2021 Annual Incentive Plan (“AIP”) is intended to encourage work-place behavior and employee performance at all levels to support the 2021 goals and objectives established by the Board of Directors (“Board”). For 2021, the AIP was comprised of four performance goals – a Leverage Ratio Goal, an Internal Rate-of-Return (“IRR”) Goal, a Net Oil Production (Sales) Goal, and a Net Operating Cost Goal – where the ultimate payouts of these goals may be “limited” based on Management’s progress toward achieving certain Health, Safety and Environmental (“HSE”) objectives established by the Board. These HSE objectives were intended to be an overriding aspect of the entire 2021 AIP, led to the development of future HSE goals for the Company, and established verifiable and auditable internal processes consistent with the Sustainability Accounting Standards Board (“SASB”). Although outstanding progress regarding these HSE objectives would not improve the payouts of the four 2021 AIP performance goals, a lack of progress regarding HSE, in the sole discretion of the Board, could have reduced the payouts. The emphasis in 2021 on promoting environmental stewardship and the health and well-being of all employees is and will continue to be an important component of our corporate culture. AIP awards can vary from 0% to 200% of target and are subject to Company clawback provisions. More information regarding the performance goals, their weightings, and actual results is provided below.

RING ENERGY


HSE OBJECTIVES
Achievement Levels Based on the Discretion of the Board
Leverage Ratio Goal 35% Weight Factor
Internal Rate of Return Goal 25% Weight Factor
Net Oil Production (Sales) Goal 25% Weight Factor
Net Operating Expense Goal 15% Weight Factor

AIP PERFORMANCE MEASURE	WEIGHTING	THRESHOLD	TARGET	MAX	ACTUAL RESULTS	PERFORMANCE FACTOR	FUNDING LEVEL
Leverage Ratio (Net Debt to EBITDA[1])	35%	3.76	3.42	2.74	3.48	91%	32%
IRR Achievement (%)	25%	15%	30%	60%	51%	171%	43%
Net Oil Production (Sales) (BO)	25%	2,633,025	2,925,583	3,510,700	2,686,940	59%	15%
Net Operating Expense ($ Millions)	15%	$40.48	$36.80	$29.44	$35.20	122%	18%
Total for Performance Measures	100%	-	-	-	-	-	108%
HSE Objectives Multiplier	100%	0%	100%	100%	100%		100%
Total Percentage of AIP Target Earned							108%

(1) Leverage Ratio or Debt to EBITDA is calculated as the sum of total long-term debt divided by adjusted EBITDA, as defined by the Company's credit facility, inclusive of the pro forma effects of Material Acquisitions or Divestitures, as defined by the Company's credit facility, as if they occurred on the first day of the trailing twelve-month period. See "GAAP to Non-GAAP Reconciliations" table for a reconciliation of non-GAAP financial measures.

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43 2022 PROXY STATEMENT Equity-Based Incentive Compensation – Performance Stock Unit and Restricted Stock Unit Awards It is our policy that long-term equity compensation for our NEOs should be the largest component of their compensation and directly linked to enhancing stockholders’ value. The purpose of granting equity-based compensation is to incentivize and reward the executive officers for the Company’s achievement of its objectives and goals, the individual’s contribution to meeting those goals and to encourage continued dedication and loyalty to the Company by providing executives with meaningful ownership of the Company. The 2021 LTIP was designed to align executive management and senior level employees with stockholder value and the long-term financial success of the Company with the following features and changes from past practices. We abandoned 100% time-vested restricted stock units (“RSUs”) and replaced with 60% performance stock units (“PSUs”) and 40% time- vested RSUs. ■ PSUs subject to a three-year performance period (“performance period”) to focus on long-term shareholder returns and financial performance. ■ 50% of PSUs performance vest at the end of the performance period based on the Company’s relative total shareholder return (“TSR”) versus a peer group of energy companies where the potential PSUs earned can be limited or capped based on the Company’s absolute TSR during the same performance period. ■ The remaining 50% of PSUs performance vest at the end of the performance period based on the Company’s final cash return on capital employed (“CROCE”) over the performance period. ■ PSUs earned can vary from 0% to 200% of target based on actual performance achieved and are subject to Company clawback provisions. ■ RSUs are subject to a three-year vesting schedule of three equal amounts beginning with the first anniversary of the award date and are subject to Company clawback provisions. Non-qualified stock options and restricted stock granted to Named Executive Officers and other key employees granted prior to 2020 vest ratably over five years. The grant date fair value of awards made to our NEOs in the past three years as determined under generally accepted accounting principles is shown in the “Summary Compensation Table” below.

44 RING ENERGY Employment Agreements and Severance Effective with their hiring dates, Messrs. McKinney, Baghdati, Brooks, Dyes, and Thomas entered into employment agreements with the Company. As described in detail and quantified in “Potential Payments Upon Termination or Change in Control,” these NEOs receive certain benefits under their employment agreements upon their termination by the Company without “cause” or upon their resignation for “good reason,” including such terminations in connection with a change in control of the Company. The employment agreements also provide for restrictive covenants relating to non-competition, confidential information and non-solicitation of the Company’s employees and customers. These benefits are intended to ensure that members of senior management are not influenced by their personal situations and are able to be objective in evaluating a potential change in control transaction. The Compensation Committee regularly reviews termination and change in control benefits and continues to believe that the severance benefits in connection with certain terminations of employment constitute reasonable levels of protection for our executives. No other NEO is party to an employment agreement nor party to an agreement containing an excise tax gross-up provision. Pension Plans, Non-Qualified Deferred Compensation Plans and Change in Control Agreements The Company did not have any pension plans, non-qualified deferred compensation plans or single trigger change in control agreements for any of its NEOs for the year ended December 31, 2021. Other Benefits Our NEOs are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, and short and long-term disability, in each case, on the same basis as other employees, subject to applicable laws. We also provide vacation and other paid holidays to all employees, including our NEOs. We maintain a 401(k) plan for eligible employees. Under the 401(k) plan, eligible employees may elect to contribute a portion of their eligible compensation on a pre-tax basis in accordance with the limitations imposed under the Internal Revenue Code of 1986, as amended, or the Code. The plan allows eligible employees to make pre-tax or after-tax contributions of up to 100% of their annual eligible compensation. The Company makes matching contributions of up to 6% of any employee’s compensation. MANAGEMENT STOCK OWNERSHIP GUIDELINES In April 2021, our Board approved stock ownership guidelines for our Chief Executive Officer and NEOs. We believe the management stock ownership guidelines create a link between our long-term success and the ultimate pay of our executive officers through specified stock ownership levels based on a multiple of base salary, as shown in the table below. After becoming subject to the stock ownership guidelines, executives have three years to reach the stock ownership goal. Until an executive meets the guideline, he or she must hold two-thirds of the net shares acquired upon the vesting of equity awards. Once the guidelines are met, restrictions on the sale of vested awards of the Company’s stock are limited to normal trading restrictions for insiders and Company policies. POSITION REQUIRED SHARE OWNERSHIP LEVEL (MULTIPLE OF BASE SALARY) Chief Executive Officer 5X Named Executive Officers 3X

45 2022 PROXY STATEMENT TAX CONSIDERATIONS Although our Compensation Committee considers the tax and accounting treatment associated with the cash and equity grants it makes to its executive officers, these considerations are not dispositive. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) places a limit of $1.0 million per person on the amount of compensation that we may deduct in any year with respect to each “covered employee” as such term is defined in Section 162(m). Despite the change in law, the Compensation Committee intends to continue to consider the deductibility of compensation and to implement compensation programs that it believes are competitive and in the best interests of the Company and its stockholders. We account for stock-based awards based on their grant date fair value, as determined under FASB ASC Topic 718. In connection with its approval of stock-based awards, the Compensation Committee is cognizant of and sensitive to the impact of such awards on stockholder dilution. The accounting treatment for stock-based awards does not otherwise impact the Compensation Committee’s compensation decisions. RISK CONSIDERATIONS IN OUR OVERALL COMPENSATION PROGRAM Our compensation program is designed to focus on meeting the Company’s objectives and goals while discouraging management from undue risk-taking. When establishing and reviewing our executive compensation program, the Compensation Committee has considered whether the program encourages unnecessary or excessive risk taking and has concluded that it does not. While behavior that may result in inappropriate risk taking cannot necessarily be prevented by the structure of compensation practices, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Moreover, with limited exceptions, our Compensation Committee retains discretion to impose additional conditions and adjust compensation pursuant to our clawback policy as well as for quality of performance and adherence to the Company’s values. Restricted stock units granted during 2021 vest in ratable annual installments on each of the first three anniversaries of the grant date. Performance Stock Units cliff-vest at the end of the three-year performance period. Both of these vesting schedules further mitigates risk in the event any executive officer departs or is terminated prior to vesting of the awards. The Board may seek reimbursement from an executive officer if it determines that the officer engaged in conduct that was detrimental to the Company and resulted in a material inaccuracy in either our financial statements or in performance metrics that affected the officer’s compensation. If the Compensation Committee or the Board determines that an officer engaged in fraudulent misconduct, it will seek such reimbursement. In cases of misconduct by an executive officer, the Board has discretion to take a range of actions to remedy the misconduct and prevent its recurrence, including terminating the individual’s employment. We believe that our compensation policies and practices for all employees, including executive officers, do not create risks that are reasonably likely to have a material adverse effect on the Company.

46 RING ENERGY COMPENSATION OF NAMED EXECUTIVE OFFICERS FROM 2019 THROUGH 2021 The “Summary Compensation Table” should be read in connection with the tables and narrative descriptions contained in this Compensation Discussion & Analysis. The “Outstanding Equity Awards at Fiscal Year End Table” and “Option Exercises and Stock Vested Table” provide further information on the NEOs potential realizable value and actual value realized with respect to their equity awards. Summary Compensation Table NAME AND PRINCIPAL POSITION YEAR SALARY ($) BONUS ($) EQUITY AWARDS(2) ($) NON-EQUITY INCENTIVE PLAN COMPENSATION ($) ALL OTHER COMPENSATION(3) ($) TOTAL ($) Paul D. McKinney, Chief Executive Officer and Chairman of the Board 2021 $480,000 - $2,464,517 $518,400 $30,200 $3,493,117 2020 120,000 54,000 204,000 108,000 7,000 493,000 Travis T. Thomas, Chief Financial Officer 2021 278,912 - 616,130 219,240 14,986 1,129,267 William R. Broaddrick, Prior Chief Financial Officer (1) 2021 48,750 --- 70,691 119,4 41 2020 195,000 -- 30,128 11,700 236,828 2019 195,000 20,000 143,448 - 4,875 363,323 Stephen D. Brooks, Executive Vice President of Land, Legal, Human Resources and Marketing 2021 290,000 - 616,130 219,240 14,500 1,139,870 2020 72,500 23,565 136,000 47,125 - 279,190 Alexander Dyes, Executive Vice President of Engineering and Corporate Strategy 2021 290,000 - 616,130 219,240 14,500 1,139,870 Marinos C. Baghdati, Executive Vice President of Operations 2021 290,000 - 616,130 219,240 17,400 1,142,770 (1) Mr. Broaddrick transitioned out of the Chief Financial Office role on March 24, 2021 and resigned on March 31, 2021. His 2021 salary is for the first quarter of 2021. His Other Compensation included a severance payment as noted below. (2) Reflects the full grant date fair value of the equity awards granted pursuant to the Company’s equity plans calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 13 – Employee Stock Options, Restricted Stock Award Plan and 401(k) in the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2021. These amounts were calculated based on the closing market price for our shares on the NYSE American on the date of grant. (3) The amounts reported in the “All Other Compensation” column for 2021 represent the following:

2022 PROXY STATEMENT

All Other Compensation

NAME	YEAR	BOARD FEES [a]	SEVERANCE [b]	401(K) CONTRIBUTIONS [c]	TOTAL
Paul D. McKinney	2021	$ 17,000		$ 13,200	$ 30,200
	2020	$ 7,000			$ 7,000
Travis T. Thomas	2021	$ -	$ -	$ 14,986	$ 14,986
Stephen Brooks	2021	$ -	$ -	$ 14,500	$ 14,500
	2020	$ -			$ -
William R. Broaddrick	2021		$ 65,000	$ 5,691	$ 70,691
	2020			$ 11,700	$ 11,700
	2019			$ 4,875	$ 4,875
Alexander Dyes	2021	$ -	$ -	$ 14,500	$ 14,500
Marinos C. Baghdati	2021	$ -	$ -	$ 17,400	$ 17,400

(a) For Mr. McKinney, the amounts reported in this column represent the fees earned or paid in cash to each Named Executive Officer in connection with their service as a director on the Board. Mr. McKinney did not receive equity compensation or any other forms of compensation related to his Board service. Board fees for Mr. McKinney ceased as of June 1, 2021.

(b) Mr. Broaddrick received severance payments as part of the Chief Financial Officer transition in March of 2021.

(c) The 401(K) contributions by the Company match into the Company's sponsored 401(K) plan. Subject to IRS limits, Company contributions to each employee's 401(K) account consist of a matching contribution of up to 6% of the employee's eligible salary.

EMPLOYMENT AGREEMENTS

During 2020, we entered into at-will employment agreements with certain NEOs, the material terms of which are set forth below.

Paul D. McKinney. Effective October 1, 2020.

Mr. McKinney entered into an employment agreement with the Company, effective October 1, 2020. Under the agreement, Mr. McKinney will serve as Chief Executive Officer on an at-will basis for an indefinite term. The agreement provides for an initial base salary of $480,000 per year and eligibility to receive annual bonuses at the discretion of the Board with a target bonus equal to a percentage of his annual base salary established annually by the Board. Mr. McKinney is also eligible to participate in and receive awards under the LTIP, with a target value equal to a percentage of his annual base salary, determined by the Board (based on the grant date value of any such award), based on the achievement of performance goals established by the Board. In addition, the agreement provides for a sign-on cash bonus of $54,000 (payable in three monthly installments in October, November and December of 2020) and equity grant of 300,000 shares of restricted stock (subject to a three-year vesting period and the terms and conditions of the award agreement). Mr. McKinney is also subject to certain non-competition and non-solicitation restrictions for a period of one year following any termination of employment, as well as certain confidentiality restrictions that apply indefinitely.

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48 RING ENERGY Under Mr. McKinney’s employment agreement, if the Company (i) materially reduces his then current base salary, title, authority or responsibilities, (ii) requires relocation of Mr. McKinney’s primary place of employment to a location more than 50 miles from the Company’s office in Houston, Texas, (iii) fails to timely pay in full base salary or incentive compensation or (iv) otherwise materially breaches the agreement, Mr. McKinney would have a basis to invoke his rights under the agreement for termination for good reason. In addition, if in the six months before or 24 months following a change in control (as defined in Mr. McKinney’s employment agreement) the Company were to materially reduce Mr. McKinney’s maximum bonus opportunity, he would similarly have a basis to terminate for good reason. For a description of the severance provisions of Mr. McKinney’s employment agreement, see “Potential Payments upon Termination or Change in Control” below. Stephen D. Brooks, Marinos C. Baghdati, and Alex Dyes. Effective October 1, 2020. Messrs. Brooks, Baghdati, and Dyes entered into employment agreements with the Company, effective October 1, 2020. Mr. Brooks was appointed as the Company’s Executive Vice President of Land, Legal, Human Resources and Marketing on November 30, 2020. Mr. Baghdati was appointed as the Company’s Executive Vice President of Operations, and Mr. Dyes was appointed as the Company’s Executive Vice President of Engineering and Corporate Strategy, both as of December 31, 2020. Under the agreements, Messrs. Brooks, Baghdati, and Dyes will serve on an at-will basis for an indefinite term. The agreement provides for an initial base salary of $290,000 per year and eligibility to receive annual bonuses in the discretion of the Board with a target bonus equal to a percentage of his annual base salary established annually by the Board. They are also eligible to participate in and receive awards under the Company’s LTIP, with a target value equal to a percentage of his annual base salary, determined by the Board (based on the grant date value of any such award), based on the achievement of performance goals established by the Board. In addition, the agreement provides for a sign-on cash bonus of $23,565 (paid in three monthly installments in October, November and December of 2020) and equity grant of 200,000 shares of restricted stock (subject to a three-year vesting period and the terms and conditions of the award agreement). Messrs. Brooks, Baghdati and Dyes are subject to the same restricted covenants and would have the same basis to invoke his rights under his employment agreement for termination for good reason as Mr. McKinney. For a description of the severance provisions of the employment agreement, see “Potential Payments upon Termination or Change in Control” below. Travis T. Thomas. Effective October 26, 2020. Mr. Thomas entered into an employment agreement with the Company, effective October 26, 2020 as the Vice President of Finance and was appointed as the Company’s Chief Financial Officer on March 24, 2021. Under the agreement, Mr. Thomas will serve on an at-will basis for an indefinite term. The agreement provides for an initial base salary of $250,000 per year and eligibility to receive annual bonuses in the discretion of the Board with a target bonus equal to a percentage of his annual base salary established annually by the Board. Mr. Thomas is also eligible to participate in and receive awards under the Company’s LTIP, with a target value equal to a percentage of his annual base salary, determined by the Board (based on the grant date value of any such award), based on the achievement of performance goals established by the Board. In addition, the agreement provided for a sign-on cash bonus of $16,927 (paid in three monthly installments in October, November and December of 2020) and equity grant of 150,000 shares of restricted stock (subject to a three-year vesting period and the terms and conditions of the award agreement). Mr. Thomas is subject to the same restricted covenants and would have the same basis to invoke his rights under his employment agreement for termination for good reason as Mr. McKinney. For a description of the severance provisions of Mr. Thomas’ employment agreement, see “Potential Payments upon Termination or Change in Control” below.

2022 PROXY STATEMENT

GRANTS OF PLAN-BASED AWARDS DURING 2021

The following table reflects the RSUs and PSUs granted during 2021.

Estimated Future Payouts Under Equity Incentive Plan Awards

		PERFORMANCE STOCK UNITS					
NAME	DATE OF BOARD APPROVAL	GRANT DATE	THRESHOLD (#)	TARGET (#) (2)	MAXIMUM (#)	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK (#) (1)	FAIR VALUE ON GRANT DATE (3)
Paul D. McKinney	6/17/21	6/17/21				286,738	$ 800,000
	6/17/21	11/22/21	0	430,108	860,216		1,664,518
Travis T. Thomas	6/17/21	6/17/21				71,685	200,000
	6/17/21	11/22/21	0	107,527	215,054		416,128
Stephen D. Brooks	6/17/21	6/17/21				71,685	200,000
	6/17/21	11/22/21	0	107,527	215,054		416,128
Marinos C. Baghdati	6/17/21	6/17/21				71,685	200,000
	6/17/21	11/22/21	0	107,527	215,054		416,128
Alexander Dyes	6/17/21	6/17/21				71,685	200,000
	6/17/21	11/22/21	0	107,527	215,054		416,128

(1) The shares granted on June 17, 2021 represent the 2021 awards of time-vested RSU, which vest in three equal annual installments beginning on the first anniversary of the grant date.

(2) The amounts granted on November 22, 2021 represent the target number of PSUs, the number of which were determined on June 17, 2021. The grant date of November 22, 2021 is when the terms and conditions were finalized. The PSUs have a cliff vesting date of December 31, 2023 and were valued using a Monte Carlo simulation as of the grant date.

(3) Reflects the full grant date fair value of the equity awards granted pursuant to the Company's equity plans calculated in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 13 – Employee Stock Options, Restricted Stock Award Plan and 401(k) in the Notes to Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2021. These amounts were calculated based on the closing market price for our shares on the NYSE American on the date of grant.

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RING ENERGY

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR-END

The following table provides certain information regarding unexercised stock options and stock awards outstanding for each Named Executive Officer as of December 31, 2021.

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE (1)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#) (2)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (4)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES THAT HAVE NOT VESTED (#) (3)	EQUITY INCENTIVE PLAN AWARDS: MARKET VALUE OF UNEARNED SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($) (5)
Paul D. McKinney				200,000	456,000		
				286,738	653,763		
						430,108	980,646
Travis T. Thomas				100,000	228,000		
				71,685	163,442		
						107,527	245,162
Stephen D. Brooks				133,333	303,999		
				71,685	163,442		
						107,527	245,162
Marinos C. Baghdati				133,333	303,999		
				71,685	163,442		
						107,527	245,162
Alexander Dyes				133,333	303,999		
				71,685	163,442		
						107,527	245,162
William R. Broaddrick	60,000	$2.00	12/1/23				

(1) Option awards vest and become exercisable in approximately equal installments on each of the first five anniversaries of the applicable grant date, subject to continued service with the Company through each such vesting date. The regular term of each option expires on the tenth anniversary of the applicable grant date

(2) Restricted stock awards reported in this column vest in approximately equal installments on each of the first three anniversaries of the applicable grant date, in each case subject to continued service with the Company through each such vesting date.

(3) Performance Share Units reported in this column cliff vest on December 31, 2023.

(4) The value of the unearned restricted stock is shown assuming a market value of $2.28 per share, the closing market price of a share of common stock on December 31, 2021.

(5) The value of the unvested Equity Incentive Awards is shown assuming a market value of $2.28 per share, the closing market price of a share of common stock on December 31, 2021.

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51 2022 PROXY STATEMENT OPTION EXERCISES AND STOCK VESTED The following table summarizes the vesting of restricted stock held by our Named Executive Officers during 2021. No options were exercised in 2021. STOCK AWARDS NAME NUMBER OF SHARES ACQUIRED ON VESTING (#) VALUE REALIZED ON VESTING (#) (1) Paul D. McKinney 100,000 $298,000 Travis T. Thomas 50,000 $195,500 William R. Broaddrick 89,840 $207,530 Stephen D. Brooks 66,667 $198,668 Marinos C. Baghdati 66,667 $198,668 Alexander Dyes 66,667 $198,668 (1) The value realized on vesting is equal to the number of shares, multiplied by the fair market value of the shares at the time of vesting. PENSION BENEFITS We do not maintain any defined benefit pension plans. NONQUALIFIED DEFERRED COMPENSATION We do not maintain any nonqualified deferred compensation arrangements. POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL The material terms of potential payments upon various termination and change in control scenarios is set forth below. Except as described in this summary and in the “Potential Payments” table below, Ring does not have any other agreements or plans that will require compensation to be paid to NEOs in the event of a termination of employment or a change in control. In 2017, our board adopted a policy requiring that each award agreement governing an award granted under the LTIP provide for double-trigger vesting upon a “change in control.” Payout under each of the outstanding equity awards and employment agreements based on various termination circumstances or in connection with a change in control are described in more detail in the footnotes to the “Potential Payments” table below. Payments and other benefits payable to the NEOs in connection with various termination and change in control situations are set out as if the conditions for payment had occurred and the applicable triggering events took place on December 31, 2021, when the closing price of our common stock was $2.28. Actual amounts to be paid will depend on several factors, such as the date of each NEO’s separation or the occurrence of an actual change in control event, and the price of our common stock when the vesting of unvested stock options or restricted stock shares is accelerated. The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect, among other things, the timing of payments and distributions.

52 RING ENERGY NAME/EVENT BASE SALARY CASH BONUS (1) ACCELERATED INCENTIVE AND STOCK AWARD VESTING (2) CONTINUED EMPLOYMENT BENEFITS TOTAL Paul D. McKinney Termination by Employee for Cause, or by Company without Cause $ 480,000 $ - $ 2,090,409 $ 25,358 $ 2,595,767 Termination for Cause/Resignation without Good Reason - - - - - Change in Control - - - - - Termination without Cause/ Resignation for Good Reason in the 6 months prior to or the 24 months following a Change in Control. 720,000 - 2,090,409 25,358 2,835,767 Death - - - 25,358 25,358 Disability - - - - - Travis T. Thomas Termination by Employee for Cause, or by Company without Cause 290,000 - 636,604 21,385 947,989 Termination for Cause/Resignation without Good Reason - - - - - Change in Control - - - - - Termination without Cause/ Resignation for Good Reason in the 6 months prior to or the 24 months following a Change in Control. 435,000 - 636,603 21,385 1,092,989 Death - - - 21,385 21,385 Disability - - - - - Marinos C. Baghdati Termination by Employee for Cause, or by Company without Cause 290,000 - 712,603 21,385 1,023,988 Termination for Cause/Resignation without Good Reason - - - - - Change in Control - - - - - Termination without Cause/ Resignation for Good Reason in the 6 months prior to or the 24 months following a Change in Control. 435,000 - 712,603 21,385 1,168,988 Death - - - 21,385 21,385 Disability - - - -

53 2022 PROXY STATEMENT NAME/EVENT BASE SALARY CASH BONUS (1) ACCELERATED INCENTIVE AND STOCK AWARD VESTING (2) CONTINUED EMPLOYMENT BENEFITS TOTAL Stephen D. Brooks Termination by Employee for Cause, or by Company without Cause $ 290,000 $ - $ 712,603 $ 13,959 $ 1,016,562 Termination for Cause/Resignation without Good Reason - - - - - Change in Control - - - - - Termination without Cause/ Resignation for Good Reason in the 6 months prior to or the 24 months following a Change in Control. 435,000 - 712,603 13,959 1,161,562 Death - - - 13,959 13,959 Disability - - - - Alexander Dyes Termination by Employee for Cause, or by Company without Cause $ 290,000 $ - $ 712,603 6,336 1,008,939 Termination for Cause/Resignation without Good Reason - - - - - Change in Control - - - - - Termination without Cause/ Resignation for Good Reason in the 6 months prior to or the 24 months following a Change in Control. 435,000 - 712,603 6,336 1,153,939 Death - - - 6,336 6,336 Disability - - - - (1) A description of the cash severance and COBRA obligations under the employment agreements with the Messrs. McKinney, Thomas, Baghdati, Brooks, and Dyes is set forth under “Employment Agreements” below. (2) Represents accelerated vesting of stock options and restricted stock, valued based on the December 31, 2021 closing price of $2.28 per share of the Company’s common stock.

54 RING ENERGY Employment Agreements and Termination Pursuant to their employment agreements, Messrs. McKinney, Baghdati, Brooks, Dyes, and Thomas are entitled to receive severance payments and benefits, as described below and as set forth in the foregoing table. Termination without Cause/Resignation for Good Reason Upon termination of employment by the Company other than for “cause” or by the executive for “good reason” (as each is defined in the executive’s employment agreement), the executive will entitled to a lump sum cash payment in an amount equal to: (i) any accrued, unpaid base salary or benefits earned through the termination date and any unpaid expense reimbursements (“Accrued Benefits”); (ii) if executive has completed one full year of service, any unpaid bonus amount equal to either the bonus amount approved by the Board remaining unpaid or, if the Board has not yet determined executive’s bonus, an amount equal to 100% of his Target Bonus (as defined under the executive’s employment agreement)(“Unpaid Bonus”); and (iii) a single lump sum equal to 1.0 times the executive’s annual base salary at the highest rate (“Highest Base Salary”) in effect at any time during the 36 month period immediately preceding the termination date (“Cash Severance”). In addition, all equity incentive awards held by the executive will become fully vested and/or the restrictions shall lapse. If the executive timely and properly elects health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 or other applicable law (“COBRA”), the Company shall reimburse the executive for an amount equal to the amount of medical premium expenses paid for a similarly situated employee, determined as of the executive’s termination date. Following the expiration of the COBRA continuation coverage period, the Company shall permit the executive (including his spouse and dependents) to (A) continue to participate in the Company’s group health plan if permitted under such plan, (B) convert the Company’s group health plan to an individual policy, or (C) obtain other similar coverage, in each case for up to an additional 12 months, with executive being responsible for 100% of all premium costs. Termination for Cause/Resignation without Good Reason If the executive’s employment is terminated by the Company for cause, or if the executive terminates his employment other than for good reason, the executive will receive a lump sum payment equal to his Accrued Benefits. Change in Control The employment agreements do not provide benefits solely upon a change in control (as defined in the executive’s employment agreement). Termination without Cause/Resignation for Good Reason in the 6 months prior to or the 24 months following a Change in Control If the executive’s employment was terminated by the Company without cause, or by the executive for good reason, during the period beginning 6 months prior to a change in control and ending 24 months following a change in control, the executive will be entitled to the same benefits described above under “Termination without Cause/Resignation for Good Reason”, except that the executive’s Cash Severance payment will equal 1.5 times the Highest Base Salary. In addition, the payment of benefits will occur 30 days following the later of the change in control or the executive’s termination and to the extent executive incurs a termination without cause or resigns for good reason prior to change in control, any payments received following the change in control will be reduced dollar for dollar by the benefits already paid to executive in connection with his termination.

55 2022 PROXY STATEMENT Death Following the death of the executive, the Company will pay to his designated beneficiary or his estate a lump sum payment equal to executive’s: (i) Accrued Benefits; and (ii) Unpaid Bonus. In addition, for the longer of the maximum COBRA continuation coverage period required by law or 12 months, executive’s spouse and eligible dependents will continue to be eligible to receive medical coverage under the Company’s medical plans in accordance with the terms of the applicable plan documents; provided, that in order to receive such continued coverage at such rates, executive’s spouse and eligible dependents will be required to pay the applicable premiums to the plan provider, and the Company will reimburse such spouse and eligible dependents, within 60 days following the date such monthly premium payment is due, an amount equal to the monthly COBRA premium payment, less applicable tax withholdings. Disability Following the termination of executive’s employment by reason of disability (as defined under executive’s employment agreement), the Company will pay to executive a lump sum payment equal to executive’s: (i) Accrued Benefits; and (ii) Unpaid Bonus. Restricted Stock Awards under the LTIP As disclosed above, in 2017, our board adopted a policy requiring that each award agreement governing an award granted under the LTIP provide for double-trigger vesting upon a “change in control.” The restricted stock awards received by our NEOs, per the terms of their employment agreements, may only be accelerated if the executive’s employment was terminated by the Company without cause, or by the executive for good reason, during the period beginning 6 months prior to a change in control and ending 24 months following a change in control. CEO PAY RATIO As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2012, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of the Company’s employees and the annualized total compensation of Paul D. McKinney, our CEO, for 2021: Median Employee total annual compensation $ 151,004 Total Compensation of Chief Executive Officer – Paul D. McKinney $ 3,493,117 Ratio of CEO to Median Employee compensation 23 to 1

56 RING ENERGY To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps: ■ We determined that, as of December 31, 2021, our employee population consisted of 52 individuals with all of these individuals located in the U.S. This population consisted of our full-time and part-time employees, as we do not have temporary or seasonal workers. We selected December 31, 2021, as our identification date for determining our median employee because it enabled us to make such identification in a reasonably efficient and economic manner. ■ We used a consistently applied compensation measure to identify our median employee by comparing the amount of salary or wages, bonuses and restricted stock awards granted in 2021 as reflected in our payroll records. To make them comparable, salaries for newly hired employees who had worked less than one year were annualized and the target incentive amount was applied to their total compensation measure ■ We identified our median employee by consistently applying this compensation measure to all of our employees included in our analysis. Since all of our employees, including our CEO, are located in the U.S., we did not make any cost of living adjustments in identifying the median employee. ■ After we identified our median employee, we combined all of the elements of such employee’s compensation for the 2021 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $151,004. ■ With respect to the annual total compensation of our CEO, we used salary, bonus and restricted stock awards granted and all other compensation for the 2021 fiscal year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $3,493,117.

57 2022 PROXY STATEMENT DIRECTOR COMPENSATION For the partial year ended May 24, 2021, directors received the following compensation: COMPENSATION ELEMENT ENDED MAY 24, 2021 Stipend Non-management Director $3,000/month Management Director $2,000/month Committee Fees (per committee) $500/month Fee for telephonic or video conference participation in Board or Committee meeting $500/meeting Fee for in-person participation in Board or Committee meeting $1,000/meeting Stock Awards Determined Annually As of May 25, 2021, the non-employee directors receive the following annual compensation paid quarterly in advance: COMPENSATION ELEMENT EFFECTIVE MAY 25, 2021 Independent Director Base Fee $70,000 NESG Chair Fee $5,000 Audit Chair Fee $10,000 Compensation Chair Fee $5,000 Lead Independent Director Fee $25,000 Stock Awards Determined Annually Director Compensation Philosophy The compensation of our non-employee directors is reviewed by the Compensation Committee and is approved by the Board. We use a combination of cash and stock awards to attract and retain qualified candidates to serve on our Board. In determining director compensation, we consider the responsibilities of our directors, the significant amount of time the directors spend fulfilling their duties, and the competitive market for skilled directors. We seek to maximize alignment of incentives between the Board and stockholders by primarily using equity awards to compensate directors. We believe that equity awards provide a strong incentive to the Board to preserve and promote stockholder value and directly connects director compensation to the Company stock performance. In this regard, a majority of a director’s compensation depends on whether the Company’s stock price appreciates value. Starting in 2021, we revised our form of director award agreement to provide for a one-year vesting period coincident with their elected terms as opposed to a three-year vesting period, to conform with common industry practices.

58 RING ENERGY Peer Review and Benchmarking The Compensation Committee reviews, evaluates, and benchmarks our director compensation practices against our peer companies in the oil and natural gas exploration and production industry. The Compensation Committee uses this peer comparison to inform themselves of industry practice and to help them structure the appropriate level and mix of compensation elements. Quarterly Retainer and Annual Fee Previously, we provided our management and non-management directors a monthly stipend in lieu of an annual retainer, a fee for participation in each Board or committee meeting, whether in person or not, and reimbursement of out-of-pocket costs incurred in attending Board and committee meetings. As of the beginning of the 2021 Board Calendar year on May 25, 2021, we transitioned to a fixed annual fee, paid quarterly, as shown in the table above. Equity Awards We use equity awards to reward our directors for significant contributions to the successful implementation of our business objectives and strategy. In 2021, each outside director received 53,763 shares of restricted stock pursuant to the LTIP. The restricted stock granted to our directors vests on the earlier of the (i) the next annual meeting of the Company’s stockholders following the Grant Date (the “Meeting”) and (ii) the one (1) year anniversary of the Grant Date. Our Compensation Committee considered several factors in determining the appropriate amount of restricted stock grants under the LTIP for the 2021 fiscal year including the following: ■ Past equity awards to our non-executive directors; ■ The recent award practices of other peer companies in the oil and gas industry; and ■ Desire to treat all directors equitably. Director Stock Ownership Guidelines In April 2021, our Board approved stock ownership guidelines for our non-employee directors. The director stock ownership guidelines create a strong link between our long-term success and the ultimate pay of our directors by requiring our non- employee directors to own 5 times the amount of their annual cash retainer. After becoming subject to the stock ownership guidelines, directors have three years to reach the stock ownership goal. Until a director meets the guideline, he or she must hold two-thirds of the net shares acquired upon the vesting of equity awards. Once the guidelines are met, restrictions on the sale of vested awards of the Company’s stock are limited to normal trading restrictions for insiders and Company policies.

59 2022 PROXY STATEMENT DIRECTOR COMPENSATION The following table summarizes the compensation earned by our independent directors as of December 31, 2021. Director compensation to Mr. McKinney is included in the “All Other Compensation” table and the “Summary Compensation Table” above and excluded from the Director Compensation Table. NAME FEES EARNED OR PAID IN CASH ($) EQUITY AWARDS ($) (1) TOTAL ($) Clayton E. Woodrum (2) $ 74,632 $ 150,000 $ $224,632 Anthony B. Petrelli (2) 83,157 150,000 233,157 Regina Roesener (2) 68,624 150,000 218,624 Thomas L. Mitchell (2) 70,309 150,000 220,309 Richard E. Harris (2) 63,115 150,000 213,115 John A. Crum (2) 70,124 150,000 220,124 (1) Amounts in this column represent the grant date fair value of restricted stock awards granted to the outside directors on June 17, 2021, calculated in accordance with FASB ASC Topic 718, excluding the estimated impact of forfeitures related to service-based vesting conditions, and do not represent the actual value that may be realized by directors upon vesting or settlement of the awards. For a discussion of the assumptions and methodologies used in calculating the grant date fair value of the restricted stock awards, please see Note 13 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The aggregate number of stock options and unvested restricted stock awards as of December 31, 2021 are as follows: NAME OUTSTANDING STOCK OPTIONS UNVESTED RESTRICTED STOCK AWARDS Clayton E. Woodrum 85,000 140,430 Anthony B. Petrelli 50,000 140,430 Regina Roesener - 140,430 Thomas L. Mitchell - 140,430 Richard E. Harris - 140,430 John A. Crum - 140,430

60 RING ENERGY COMPENSATION COMMITTEE REPORT(1) Among the duties imposed on our Compensation Committee under its charter is the direct responsibility and authority to review and approve the Company’s goals and objectives relevant to the compensation of the Company’s Chief Executive Officer and other executive officers, to evaluate the performance of such officers in accordance with the policies and principles established by the Compensation Committee and to determine and approve, either as a Committee, or (as directed by the Board) with the other “independent” Board members (as defined by the NYSE American listing standards), the compensation level of the Chief Executive Officer and the other executive officers. As of December 31, 2021, the Compensation Committee was comprised of the six non-employee Directors named at the end of this report each of whom is an “independent director” as defined by the NYSE American listing standards. The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement, as required by Item 402(b) of Regulation S-K. Based upon this review and our discussions, the Compensation Committee recommended to its Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement. Compensation Committee of the Board of Directors: ■ John A. Crum (Chair) ■ Richard E. Harris ■ Thomas L. Mitchell ■ Anthony B. Petrelli ■ Regina Roesener ■ Clayton E. Woodrum (1) SEC filings sometimes “incorporate information by reference.” This means the Company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this Compensation Committee Report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933 as amended, or the Securities Exchange act of 1934, as amended. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION None of our directors who served as members of our Compensation Committee as of December 31, 2021, nor any of the directors who currently serve as members of our Compensation Committee, is, or has at any time in the past been, an officer or employee of the Company or any of its subsidiaries. None of our executive officers serves, or has served, during the last completed fiscal year, on the compensation committee or board of directors of any other company that has one or more executive officers serving on our Compensation Committee or Board. TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS Certain Relationships and Related Transactions The office space leased until March 31, 2021 by the Company in Tulsa, Oklahoma, is owned by Arenaco, LLC, a company that is owned by Mr. Rochford, former Chairman of the Board, and Mr. McCabe, a former director of the Company. During the years ended December 31, 2019 through December 31, 2021, the Company paid an aggregate of $135,000 to Arenaco, LLC.

61 2022 PROXY STATEMENT During 2021, the Company purchased $155,471 worth of oil field related chemicals under a trial program that is still on-going, from Pro-Ject Holdings, LLC, an oil field chemical company for which Paul McKinney, our Chairman and CEO, served as an independent director on their board of directors. Mr. McKinney’s ownership in the company as of December 31, 2021 is in the form of A-4 stock worth approximately 0.31% of the total private company value. The Audit Committee reviews any related party transactions. Annually, each Board member is required to submit an Independence Certificate, disclosing any affiliations or relationships for evaluation as possible related party transactions. Review, Approval or Ratification of Transactions with Related Parties The Board reviews and approves all relationships and transactions in which it and its directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of its voting securities and their family members, have a direct or indirect material interest. In approving or rejecting such proposed relationships and transactions, the Board shall consider the relevant facts and circumstances available and deemed relevant to this determination. In each case, the standard applied in approving the transaction is the best interests of the Company without regard to the interests of the individual officer or director involved in the transaction. These procedures for reviewing and approving conflict of interest transactions are based on the Company’s past practice and are not contained in any written policy. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT The following table sets forth certain information furnished by current management and others, concerning the ownership of our Common Stock by (i) each person who is known to us to be the beneficial owner of more than five percent (5%) of our Common Stock, without regard to any limitations on conversion or exercise of convertible securities or warrants; (ii) all directors and Named Executive Officers; and (iii) our directors and executive officers as a group. The mailing address for each of the persons indicated in the table below is our corporate headquarters. The percentage ownership is based on shares outstanding as of April 5, 2022. Beneficial ownership is determined under the rules of the SEC. In general, these rules attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities and includes, among other things, securities that an individual has the right to acquire within 60 days. Unless otherwise indicated, the stockholders identified in the following table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

RING ENERGY

NAME OF BENEFICIAL OWNER	SHARES OF COMMON STOCK BENEFICIALLY OWNED	
	NUMBER	APPROXIMATE PERCENT[1]
Named Executive Officers and Directors		
Paul D. McKinney	242,629[2][3]	*
Travis T. Thomas	62,170[3]	*
William R. Broaddrick[4]	251,200[5]	*
Stephen D. Brooks	74,328[3]	*
Marinos C. Baghdati	74,328[3]	*
Alexander Dyes	74,328[3]	*
Clayton E. Woodrum	331,144[3][6]	*
Anthony B. Petrelli	408,296[3][7]	*
Regina Roesener	180,396[3][8]	*
John A. Crum	97,096[3]	*
Richard E. Harris	97,096[3]	*
Thomas L. Mitchell	97,096[3]	*
All directors and executive officers as a group (12 persons)	1,738,907[3][9]	1.7%
% Stockholders or Greater Stockholders (other than directors and executive officers)		
Dr. Simon G. Kukes Group[10]	5,307,500	5.3%
William R. Kruse[11]	13,939,734	13.9%
Jack Yetiv[12]	7,650,310	7.6%

*Represents beneficial ownership of less than 1%

(1) The percentage is based upon 100,192,562 shares of Common Stock issued and outstanding as of April 5, 2022.

(2) Includes 35,700 common stock warrants to purchase shares of common stock on a one-to-one basis at an exercise price of $0.80 per share and expire on October 29, 2025.

(3) Represents the following number of shares of restricted stock that will vest within 60 days of April 5, 2022: Mr. McKinney – 95,579; Mr. Thomas – 23,895; Mr. Brooks – 23,895; Mr. Baghdati – 23,895; Mr. Dyes – 23,895; Mr. Woodrum – 53,763; Mr. Petrelli – 53,763; Ms. Roesener – 53,763; Mr. Crum – 53,763; Mr. Harris – 53,763; Mr. Mitchell – 53,763; and all directors and named executive officers as a group – 513,737.

(4) Mr. Broaddrick served as our Chief Financial Officer until March 24, 2021. Open market purchases or sales, if any, by Mr. Broaddrick of our common stock since the date that he ceased serving as our Chief Financial Officer and Director are not known by us or reported in the table.

(5) Includes 60,000 shares issuable upon the exercise of stock options that are currently exercisable.

(6) Includes 85,000 shares issuable upon the exercise of stock options that are currently exercisable.

(7) Includes 50,000 shares issuable upon the exercise of stock options that are currently exercisable.

(8) Includes 8,000 shares of common stock held by Eugene Neidiger Life Insurance Trust. Does not include 850 shares of common stock held as custodian for minor-son but has no pecuniary interest, or 850 shares of common stock held as custodian but has no pecuniary interest. Ms. Roesener disclaims beneficial ownership of such shares of Common Stock.

(9) Includes 195,000 shares issuable upon the exercise of stock options that are currently exercisable. Also includes 35,700 common stock warrants to purchase shares of common stock on a one-to-one basis at an exercise price of $0.80 per share and expire on October 29, 2025.

(10) Based on a Schedule 13D/A filed with the SEC on September 20, 2021 reporting shares of Common Stock beneficially owned by Mr. Simon G. Kukes and Mr. J. Douglas Schick. Dr. Kukes reports sole voting and dispositive power over 5,300,000 shares of Common Stock and Mr. Schick reports sole voting and dispositive power over 7,500 shares. The address of the reporting person is 575 N. Dairy Ashford, Energy Center II, Suite 210, Houston, Texas 77079.

(11) Based on a Schedule 13D filed with the SEC on February 4, 2022 reporting shares of Common Stock beneficially owned by Mr. William R. Kruse and Mrs. Deborah L. Kruse. Mr. Kruse reports sole voting and dispositive power over 1,014,300 shares. Mr. and Mrs. Kruse report shared voting and dispositive power over 12,925,434 shares in accounts as joint tenants with right of survivorship. Mr. Kruse also has 1,000,000 common stock warrants to purchase shares of common stock on a one-to-one basis at an exercise price of $0.80 per share and expire on October 29, 2025. Mr. Kruse owns 14,300 shares of Common Stock in his individual account with sole voting and investment control. The address of the reporting persons is 1340 S. Main Street, Suite 300, Grapevine, Texas 76051.

(12) Based on the Schedule 13G filed with the SEC on June 1, 2021 reporting shares of Common Stock beneficially owned by Mr. Jack Yetiv. The address of the reporting person is 10120 Westview Drive, Suite 2110, Houston, Texas 77043.

62

63 2022 PROXY STATEMENT Changes in Control There are no arrangements known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of the Company. Securities Authorized for Issuance Under Equity Compensation Plans The following table sets forth information concerning our executive stock compensation plans as of December 31, 2021. RESTRICTED STOCK GRANTED THAT HAS NOT VESTED NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER COMPENSATION PLANS (EXCLUDING SECURITIES IN COLUMN (A)) Equity compensation plans approved by security holders 2,572,596 365,500 $ 3.61 8,155,283 Equity compensation plans not approved by security holders - - - - Total 2,572,596 365,500 $ 3.61 8,155,283 DELINQUENT SECTION 16(A) REPORTS Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based on the Company’s review of these reports filed electronically with the SEC and written representations received from Reporting Persons, we believe that all of our directors and officers complied with the reporting requirements of Section 16(a) of the Exchange Act during 2021, except with respect to a failure to file one Form 4 for Mr. Crum reporting one transaction, a failure to file one Form 4 for Mr. Mitchell reporting one transaction, one Form 4 for Mr. Woodrum reporting one transaction, a failure to file one Form 4 for Mr. Brooks, and a failure to file Form 3 and one Form 4 for Mr. Thomas reporting one transaction.

64 RING ENERGY PROPOSAL 2: NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION In accordance with Section 14A of the Exchange Act, we are providing our stockholders the opportunity to cast a non- binding, advisory vote on the compensation of our Named Executive Officers, as disclosed in this proxy statement. The stockholder vote on executive compensation is an advisory vote only, and it is not binding on the Company, the Board, or the Compensation Committee. Although the vote is non-binding, the Compensation Committee and the Board value the opinions of the Company’s stockholders and will consider the outcome of the vote when making future compensation decisions. As described under the heading “Compensation Discussion and Analysis,” we believe our compensation policies and programs support our key business objectives of creating value for, and promoting the interests of, our stockholders. In order to align the interests of our Named Executive Officers with those of our stockholders, we believe that each Named Executive Officer’s total annual cash compensation should vary with the performance of the Company and that long-term incentives awarded to Named Executive Officers should be aligned with the interests of the Company’s stockholders. The Company strives to attract, motivate, and retain high-quality executives who are willing to accept a lower base compensation in cash and be rewarded with equity awards based on performance and the achievement of the goals and objectives of the Company, thereby allowing the Company to better align the interests of its executives with its stockholders. Specifically, the primary objectives of our compensation policies are as follows: ■ Align the compensation of our Named Executive Officers and other managers with our stockholders’ interests and motivate our executive officers to meet the Company’s objectives; ■ Pay for performance, taking into consideration both the performance of the Company and the individual in determining executive compensation; ■ Promote Named Executive Officer accountability by compensating Named Executive Officers for their contributions to the achievement of the Company’s objectives (while discouraging excessive risk-taking not in the interest of long-term value for our stockholders); and ■ Attract and retain highly qualified executives with significant industry knowledge and experience by providing them with a fair compensation program that provides financial stability and incentivizes growth in stockholder value. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our Named Executive Officers, as described in this proxy statement. To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Board and the Compensation Committee will evaluate whether any actions are necessary to address the concerns of our stockholders. BOARD RECOMMENDATION ON PROPOSAL The Board unanimously recommends a vote FOR the approval of the compensation paid to our Named Executive Officers as set forth in this proxy statement.

65 2022 PROXY STATEMENT PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP With authority granted by our Board, the Audit Committee has appointed Grant Thornton LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2022. Although stockholder ratification of the selection of Grant Thornton LLP is not required, the Audit Committee and our Board consider it desirable for our stockholders to vote upon this selection. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interest of our stockholders and us. Representatives from Grant Thornton LLP are not expected to be present at the Annual Meeting. If present, these representatives will have the opportunity to make a statement if they desire to do so and would be available to respond to appropriate questions. Former Independent Registered Public Accounting Firm On March 25, 2021, after review of the independent registered public accounting firms, the Audit Committee made the decisions to change the Company’s independent registered public accounting firm and dismissed Eide Bailly as the Company’s independent registered public accounting firm. The audit reports of Eide Bailly on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2020 and 2019 and the subsequent period through March 25, 2021, there were (1) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and Eide Bailly on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Eide Bailly’s satisfaction, would have caused Eide Bailly to make reference thereto in its reports, and (2) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. The Company provided Eide Bailly with a copy of its Current Report on Form 8-K and requested Eide Bailly to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made by the Company herein and if not, stating the respects in which it does not agree. A copy of Eide Bailly’s letter, dated March 26, 2021, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 26, 2021. PRINCIPAL INDEPENDENT PUBLIC ACCOUNTING FEES AND SERVICES PAID IN 2021 AND 2020 The Audit Committee selected Eide Bailly as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020 and the Audit Committee selected Grant Thornton as the Company’s independent registered accounting firm for the fiscal year ended December 31, 2021. The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent auditor.

66 RING ENERGY Fees and Independence Audit Fees. Grant Thornton billed the Company an aggregate of $471,000 for professional services rendered for the review of the Company’s financial statements included in its Form 10-Q’s for 2021 and the audit of the Company’s financial statements for the year ended December 31, 2021. Eide Bailly billed the Company an aggregate of $235,000 for professional services rendered for the review of the Company’s financial statements included in its Form 10-Q’s for 2020 and the audit of the Company’s financial statements for the year ended December 31, 2020. Audit Related Fees. Eide Bailly billed the Company $32,000 for the year ended December 31, 2020 for services related to the Company’s filing of a registration statement relating to securities of the Company, Form 8-K related to an acquisition and financial statements, and a comfort letter for the issuance. Tax Fees. Grant Thornton did not provide professional tax services for 2021. Eide Bailly billed the Company $12,000 for professional services rendered for tax compliance, tax advice and tax planning for the years ended December 31, 2020. All Other Fees. No other fees were billed by Grant Thornton or Eide Bailly to the Company during 2020 and 2021. The Audit Committee discussed with Grant Thornton the matters required to be discussed pursuant to the applicable PCAOB Auditing Standards. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence. The Audit Committee determined that the non- audit services provided to the Company by Grant Thornton are compatible with maintaining Grant Thornton’s independence. The Audit Committee discussed with Eide Bailly the matters required to be discussed pursuant to the applicable PCAOB Auditing Standards. The Audit Committee has received and reviewed the written disclosures and the letter from Eide Bailly required by the PCAOB regarding Eide Bailly’s communications with the Audit Committee concerning independence, and has discussed with Eide Bailly its independence. The Audit Committee determined that the non-audit services provided to the Company by Eide Bailly are compatible with maintaining Eide Bailly’s independence. Pre-Approval Policy The policy of the Audit Committee and our Board, as applicable, is to pre-approve all services by our independent registered public accounting firm. The Audit Committee has adopted a pre-approval policy that provides guidelines for the audit, audit- related, tax, and other non-audit services that may be provided by our independent registered public accounting firm. The policy (a) identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that the independent registered public accounting firm’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth the pre- approval requirements for all permitted services. Under the policy, all services to be provided by our independent registered public accounting firm must be pre-approved by the Audit Committee; the Company obtained all required approvals during 2020 and 2021. BOARD RECOMMENDATION ON PROPOSAL The Board unanimously recommends a vote FOR ratification of the appointment of Grant Thornton LLP as Ring Energy, Inc.’s independent auditor for the 2022 fiscal year. The management proxy holder will vote all properly submitted proxies FOR ratification unless properly instructed otherwise.

67 2022 PROXY STATEMENT AUDIT COMMITTEE REPORT The Audit Committee is comprised of six independent, non-employee directors. The Board has determined that the members of the Audit Committee satisfy the NYSE American listing standards for independence necessary to serve on the Audit Committee. The Board has determined that one of the members of the Audit Committee, Mr. Woodrum, is an “audit committee financial expert” as defined by the rules of the SEC. The Audit Committee’s responsibilities are set forth in the Audit Committee Charter, as may be amended from time to time by the Board. The principal functions of the Audit Committee are to assist the Board in monitoring the integrity of our financial statements, the independent auditor’s qualifications and independence, the performance of our independent registered public accounting firm, and our compliance with legal and regulatory requirements. The Audit Committee has the sole authority to retain and terminate our independent registered public accounting firm and to approve the compensation paid to our independent registered public accounting firm. The Audit Committee is also responsible for overseeing our internal audit function. This is a report on the Audit Committee’s activities relating to 2021. Review of Audited Financial Statements with Management The Audit Committee has reviewed and discussed the Company’s audited financial statements and management’s discussion and analysis of the Company’s financial condition and results of operation with management of the Company for the fiscal year ended December 31, 2021. The members of the Audit Committee rely, without independent verification, on information provided to them and on the representations made by Company management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained and applied appropriate accounting and financial principles or appropriate internal controls and procedures, that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, or that the independent registered public accounting firm is in fact “independent.”

68 RING ENERGY Review of Financial Statements and Other Matters with Independent Registered Public Accounting Firm The Audit Committee discussed with Grant Thornton, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received and reviewed the written disclosures and the letter from Grant Thornton required by applicable Public Company Accounting Oversight Board requirements regarding the firm’s communications with the Audit Committee concerning independence and has discussed with Grant Thornton its independence. These discussions included a review of all audit and non-audit services (including tax services) provided by Grant Thornton to the Company. The Audit Committee has also considered whether the provision of non-audit services to the Company by Grant Thornton is compatible with maintaining its independence. Recommendation that Financial Statements be Included in the Annual Report Based on the review and discussions referred to above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. THE AUDIT COMMITTEE, ■ Clayton E. Woodrum (Chairman) ■ Anthony B. Petrelli ■ Regina Roesener ■ Thomas L. Mitchell ■ Richard E. Harris ■ John A. Crum

69 2022 PROXY STATEMENT STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2023 ANNUAL MEETING Pursuant to the rules promulgated by the SEC, stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2023 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act. Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the company holds an annual or special meeting of stockholders. Under Rule 14a-8, proposals that stockholders intend to have included in the Company’s proxy statement and form of proxy for the 2023 annual meeting of Stockholders must be received by the Company no later than December 29, 2022. However, if the date of the 2023 annual meeting of stockholders changes by more than 30 days from the date of the 2022 Annual Meeting of Stockholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-Q or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion. In addition to the requirements of Rule 14a-8, and as more specifically provided for in our bylaws, in order for a nomination of persons for election to our Board or a proposal of business to be properly brought before our annual meeting of stockholders, nominations for election as a director and proposals for stockholder action may be made only by stockholders of the Company of record by giving written notice delivered or mailed to the Secretary of the Company: (a) in the case of an annual meeting of stockholders that is called for a date that is within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, not less than one hundred twenty (120) days prior to such anniversary date; and (b) in the case of an annual meeting of stockholders that is called for a date that is not within thirty (30) days before or after the anniversary date of the immediately preceding annual meeting of stockholders, or in the case of a special meeting of stockholders, not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. If the date of the 2023 annual meeting of stockholders is the same as the date of the 2022 Annual Meeting of Stockholders, a stockholder making a nomination for election to our Board or a proposal of business for the 2023 annual meeting of stockholders must deliver proper notice to us no later than the close of business on January 25, 2023. Proposals must also comply with the provisions contained in our bylaws relating to stockholder proposals, including provision of the information specified in our bylaws, such as information concerning the nominee or the proposal. Any proposals that do not meet the requirements set forth in our bylaws, other than proposals submitted in compliance with SEC Rule 14a-8 under the Exchange Act, will be declared out of order and will not be considered at the 2023 annual meeting of stockholders.

70 RING ENERGY OTHER BUSINESS Our Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Meeting or any postponements or adjournments thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of our Company and our stockholders. ANNUAL REPORT A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, excluding exhibits, is available at www. ringenergy.com, and will be furnished at no charge to each person to whom a proxy statement is delivered upon the request of such person. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. Such requests should be directed to: Ring Energy, Inc., Attention: Travis T. Thomas, Chief Financial Officer, 1725 Hughes Landing Blvd., Suite 900, The Woodlands, TX 77380 or call (281) 397-3699. By Order of the Board of Directors, /s/ Travis T. Thomas Travis T. Thomas Executive Vice President, Chief Financial Officer, Corporate Secretary & Treasurer The Woodlands, Texas April 28, 2022

71 2022 PROXY STATEMENT GAAP TO NON-GAAP RECONCILIATIONS TWELVE MONTHS ENDED DECEMBER 31, 2021 Adjusted EBITDA Net Income $ 3,322,892 Interest expense, net 14,490,473 Unrealized loss on change in fair value of derivatives 25,084,987 Income tax expense 90,342 Depreciation, depletion and amortization 37,167,967 Asset retirement obligation accretion 744,045 Share-based compensation 2,418,323 Adjusted EBITDA $ 83,319,029 Free Cash Flow Adjusted EBITDA $ 83,319,029 Net interest expense (excluding amortization of deferred financing costs) (13,824,591) Capital expenditures (50,994,541) Proceeds from divestiture of oil and natural gas properties 2,000,000 Free Cash Flow $ 20,499,897

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1725 Hughes Landing Blvd., Suite 900 The Woodlands, TX 77380

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0000566394_1 R1.0.0.24 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) John A. Crum 02) Richard E. Harris 03) Paul D. McKinney 04) Thomas L. Mitchell 05) Anthony B. Petrelli 06) Regina Roesener 07) Clayton E. Woodrum RING ENERGY, INC. 1725 HUGHES LANDING BLVD., SUITE 900 THE WOODLANDS, TX 77380 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Advisory vote to approve named executive officer compensation. 3. To ratify the appointment of Grant Thornton LLP as the Company's auditors for the fiscal year ending December 31, 2022. NOTE: Consideration of any matters which may properly come before the Meeting, or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000566394_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com RING ENERGY, INC. Annual Meeting of Stockholders June 2, 2022 10:00 AM Central Daylight Time This proxy is solicited on behalf of the Board of Directors The undersigned, a stockholder of RING ENERGY, INC. (the "Company"), having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 28, 2022, does hereby appoint Travis T. Thomas, as proxy and attorney-in-fact with full power of substitution, for and in the name of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at Ring Energy’s office building, meeting rooms A&B, ground floor, located at 1725 Hughes Landing Blvd., The Woodlands, TX 77380, on June 2, 2022, at 10:00 AM Central Daylight Time, or at any adjournment or postponement thereof, and to vote all shares of the Company’s voting securities that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting, as designated below. This Proxy will be voted as directed, or if no contrary direction is indicated, will be voted FOR the election of all directors; FOR Proposal 2; FOR Proposal 3, and as the Board of Directors may recommend on such other business as may properly come before the Annual Meeting of Stockholders. Continued and to be signed on reverse side